Keyport Variable Investment Trust
                   Colonial-Keyport Growth and Income Fund
                       Colonial-Keyport Utilities Fund
                Colonial-Keyport International Fund for Growth
                    Colonial-Keyport Strategic Income Fund
                    Colonial-Keyport U.S. Fund for Growth
                          Newport-Keyport Tiger Fund

                                                               Annual Report
                                                             December 31, 1995

TABLE OF CONTENTS

President's Letter                                       1
Portfolio Manager's Discussion:
 Colonial-Keyport Growth and Income Fund                 3
 Colonial-Keyport Utilities Fund                         5
 Colonial-Keyport International Fund for Growth          7
 Colonial-Keyport Strategic Income Fund                  9
 Colonial-Keyport U.S. Fund for Growth                  11
 Newport-Keyport Tiger Fund                             13
Report of Independent Accountants                       15
Financial Statements:
 Colonial-Keyport Growth and Income Fund                16
 Colonial-Keyport Utilities Fund                        22
 Colonial-Keyport International Fund for Growth         27
 Colonial-Keyport Strategic Income Fund                 34
 Colonial-Keyport U.S. Fund for Growth                  40
 Newport-Keyport Tiger Fund                             46
Notes to Financial Statements                           50

PRESIDENT'S LETTER
Keyport Variable Investment Trust

Dear Fellow Contract Owner:

  We are pleased to present this annual report for the Keyport Variable Investment Trust -- Growth and Income Fund, Utilities Fund, International Fund for Growth, Strategic Income Fund, U.S. Fund for Growth, and Newport Tiger Fund.

What a Difference a Year Makes

  A year ago, almost no one expected 1995 would turn into one of the biggest runups in the history of the U.S. stock market. The Dow Jones Industrial Average vaulted past 5,000 and the S & P 500 Index was up more than 30 percent for the year. And while the stock market rally attracted most of the attention of investors during 1995, fixed income funds certainly weren't wallflowers. Fueled largely by falling interest rates, bond funds roared back in 1995, helping to make 1994's losses a distant memory. Indeed, fixed income funds had one of their best years on record. At year end, the yield on the benchmark 30-year Treasury bond hit 6 percent--compared with more than 8 percent at this time last year. Money market funds also fared well, as assets silently swelled more than $133 billion in 1995 to total more than $771 billion, their highest level in 10 years and an increase of more than 18 percent over 1994.(1)

A Tough Act to Follow?

  Given the seemingly picture-perfect economic backdrop--tumbling interest rates, no recession in sight, a possible solution to the nagging budget deficit and investors who keep pouring cash into mutual funds--a market correction might seem unlikely. But as 1996 unfolds, predictions are flying over whether the stock and bond market rallies can repeat themselves. Opinions vary from the doomsayers who believe a major correction is inevitable, to others who see 1995 as the start of a new economic era bound to bring further record-breaking gains. We, however, don't predict either of those extremes.

  We think there is some truth in the cautionary notes being sounded. Most of the positive economic developments already have been factored into the market, making prices relatively expensive and leaving virtually no room for error. Meanwhile, some of the forces that propelled the market skyward are waning. Long-term interest rates, for example, surprised everyone by tumbling 2 percentage points in 1995, and while they may fall a bit more in 1996, another such drop in the span of a year would be unprecedented. If anything goes wrong, such as a surprising uptick in interest rates, the market could be snagged by a long-overdue correction.

  Our belief is that moderate economic growth, mild inflation and lower interest rates could help the stock market hold 1995 gains and move upward in 1996, albeit not at the same pace as last year. Disappointing corporate earnings or an unresolved budget bill could contribute to stock market volatility early in the year. But if you can resist the temptation to flee the stock market at the first sign of trouble, we think you can look forward to a year of okay--but not blockbuster--returns. And while back-to-back boom years in the fixed income markets are also rare, we believe there may still be some steam left in the rally. Growing investor sentiment that the equity market can't sustain its current level of growth, or a deficit-cutting budget deal, for example, could pave the way for further bond market gains.

---------------------
(1) Source: Strategic Insight

PRESIDENT'S LETTER
Keyport Variable Investment Trust

The Basics

  While no one can predict what might happen to the markets in the future, we believe investors should understand the factors that move the markets--not just to profit from them, but to gain the patience to ride out short-term volatility in their investments. As always, no matter what direction you think the economy is heading, we think it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.

  As always, we thank you for investing in Keyport Variable Investment Trust, and we look forward to serving your investment needs.

Sincerely,

/s/Richard R. Christensen
Richard R. Christensen
President
Keyport Variable Investment Trust

PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund

Dear Contract Owner:

  Colonial-Keyport Growth & Income Fund seeks primarily income and capital growth and, secondarily, capital preservation.

Fund Performance (as of December 31, 1995)

Inception Date                                  7/01/93
12-month total return, assuming reinvestment
 of all distributions                             30.03%
Net asset value per share on 12/31/94            $10.03
Net asset value per share on 12/31/95            $12.60

Portfolio Manager's Discussion

  Daniel Rie is Senior Vice President of Colonial Management Associates, Inc., and Lead Portfolio Manager of Colonial-Keyport Growth and Income Fund. Dan also directs our equity investment group. He has over 21 years of investment experience.

Stock selection criteria takes advantage of market

  Potential acquisitions for the portfolio's diverse group of holdings must meet one of three value investment criteria: the stock's earnings yield must equal or exceed the yield from long-term U.S. government securities; the stock's dividend yield must be at least two thirds of yields available from long-term U.S. government securities; or the stock's value must be greater than its estimated book value. The first two requirements are directly tied to long-term Treasury bond yields and, consequently, the decline in yields during the fiscal year increased the pool of stocks available for investment by your Fund.

  To help us manage risk, we use a technique called benchmarking. We create a benchmark portfolio of stocks by combining the actual holdings of other growth and income funds. We use the benchmark to help us maintain a level of risk equal to or lower than our competition, while using an internal stock selection process to outperform the benchmark.

Fund performance vs. the S&P 500

  For the year ended December 31, 1995, the Fund underperformed the Standard & Poor's 500 Index. This is in line with expectations. The Fund is positioned with a portion of its holdings in U.S. government bonds and foreign stocks. This greater diversification can provide a cushion for the Fund when U.S. markets are down. As a result, performance may not rise as dramatically as U.S. stocks in an up market, such as the one we have seen over the Fund's fiscal year.

U.S. and European economies are favorable

  The U.S. economy was more vigorous during the last half of 1995 than in either of the prior two quarters--industrial production increased at an annual rate of 5.7%. We believe interest rates should remain low and inflation will stay under control. Europe's equity markets have also improved. The Bundesbank (Germany's central bank), which generally sets the interest rate trend for Europe, appears reluctant to cut rates aggressively. However, interest rates in many European countries have begun moving lower.

Weak dollar helps technology stocks

  The dollar weakened versus most major currencies, which had a positive impact on technology stocks. Many companies in this sector have significant business dealings overseas. As the dollar weakened, prices for their products became more competitive with foreign companies, reflected in increased profit margins and market share. Our investments in technology stocks, including Micron Technology and Motorola, helped the Fund take advantage of this favorable trend. Although these stocks underperformed during the last quarter, we believe that their values will continue to appreciate.

Financial stocks also contribute to performance

  Financial stocks like First Interstate Bank provided attractive returns. We took advantage of the increase that occurred in this stock's price when Wells Fargo Bank announced its takeover bid--and our First Interstate investment was sold at a profit.

Foreign investments decreased

  Although foreign markets generally underperformed the U.S., some markets posted relatively strong returns. We made only a slight reduction in foreign investments at the end of the year. This maintained the diversity of the portfolio.

Looking ahead

  Although the economy should continue to grow, we believe inflation will remain under control through the beginning of 1996. However, should conditions change, we will make adjustments in the portfolio to take advantage of any new opportunities that may arise in the future.

PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund

[typeset representation of line chart]

Colonial-Keyport Growth & Income Fund and S&P 500 Index

Performance of a Hypothetical $10,000 Investment July 1, 1993 to December 31,
1995

   Average Annual Total Return at December 31, 1995
     Since Inception                  12 Month
          12.94%                       30.03%

                 Colonial-Keyport       S&P
                 Growth & Income        500
  7/1/93            10000              9959
 9/30/93            10540             10257
12/31/93            10501             10495
 3/31/94            10339             10097
 6/30/94            10116             10140
 9/30/94            10582             10634
12/31/94            10422             10633
 3/31/95            11180             11667
 6/30/95            12115             12779
 9/30/95            12874             13794
12/31/95            13562             14624

Performance numbers are net of Fund expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

[end line chart]

PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund

Dear Contract Owner:

  Colonial-Keyport Utilities Fund has two straightforward goals: primarily current income, and secondarily, long-term growth. The Fund pursues its objective by investing in common and preferred stocks issued by domestic utility companies.

Fund Performance (as of December 31, 1995)

Inception Date                                  7/01/93
12-month total return, assuming reinvestment
 of all distributions                             35.15%
Net asset value per share on 12/31/94             $8.11
Net asset value per share on 12/31/95            $10.50

Portfolio Manager's Discussion

  John E. Lennon is a Vice President of Colonial Management Associates, Inc. and is the Lead Portfolio Manager of the Colonial-Keyport Utilities Fund.

How did utilities perform during 1995?

  The utilities market rebounded strongly in 1995 from a disappointing 1994. Telephone, electric, and natural gas stocks all contributed to this performance, with telephone stocks doing especially well.

What factors contributed to the strong performance of utilities?

  Two factors predominated. One was a significant decline in interest rates. The other was a desire by some managers to become more defensively invested at certain times during the year. During these periods, assets were shifted into high-yielding, low volatility stocks, such as utilities. Electric utility stocks also benefited from a reduced level of concern about the impact of competition in the electric market. In addition, the market reacted favorably to proposed Congressional legislation for deregulating the local and long distance telephone industries. Finally, a weather-induced increase in demand and prices helped natural gas stocks.

What was your investment strategy during the period?

  We increased investments in the natural gas and telephone sectors to improve our total return potential.

What is your outlook for the utilities market?

  We see room for further gains in the market. If economic growth remains moderate and inflation stays under control, interest rates may continue to decline in the months ahead. This would have a favorable impact on utility stock prices. However, after the strong recovery in 1995, the utilities market will likely produce less dramatic returns in 1996.

How did the Fund's performance compare to the Dow Jones Utilities Average and the Standard & Poor's 500 Index?

  During the period, the Fund outperformed the Dow Jones Utilities Average and underperformed the Standard & Poor's 500 Index, two broad based, unmanaged indexes that track the performance of utility stocks and U.S. stocks, respectively. The total return for the Fund was 35.15%, while the Dow Jones Utilities Average posted a return of 31.98% and the return from the S&P 500 Index was 37.54%. Almost all U.S. stocks benefited from increased corporate earnings. In the case of the Dow Jones Utilities Average, which the Fund outperformed, the Fund benefited from its ability to invest in a broader range of utility stocks than the Average. The Fund invests in telephone, electric, and natural gas stocks, while the Average tracks only the latter two sectors. In the case of the S&P 500 Index, certain sectors, including technology stocks, did especially well. This explains why the Fund underperformed the S&P 500, which tracks the broader stock market.

PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund

[typeset representation of line chart]

Colonial-Keyport Utilities Fund, Dow Jones Utility Average and S&P 500 Index

Performance of a Hypothetical $10,000 Investment July 1, 1993 to December 31,
1995

   Average Annual Total Return at December 31, 1995
     Since Inception                  12 Month
          7.27%                        35.15%

                Colonial-Keyport     S&P          Dow Jones
                  Utilities          500        Utility Avg.
  7/1/93           10000            10212            9959
 9/30/93           10260            10204           10257
12/31/93            9830             9367           10495
 3/31/94            8954             8018           10097
 6/30/94            8577             7237           10140
 9/30/94            8699             7412           10634
12/31/94            8820             7415           10633
 3/31/95            9364             7665           11667
 6/30/95           10060             8255           12779
 9/30/95           10930             8753           13794
12/31/95           11921             9207           14624

Performance numbers are net of Fund expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

{end line chart]

PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport International Fund for
Growth

Dear Contract Owner:

  Colonial-Keyport International Fund for Growth seeks long-term growth by investing primarily in non-U.S. equities.

Fund Performance (as of December 31, 1995)

Inception Date                                  5/02/94
12-month total return, assuming reinvestment of
 all distributions                                 5.85%
Net asset value per share on 12/31/94             $1.88
Net asset value per share on 12/31/95             $1.97

Portfolio Manager's Discussion

  The following commentary was made by Andrew Fleming, the Portfolio Manager of Colonial-Keyport International Fund for Growth for the period of January 1, 1995 to December 31, 1995. Mr. Fleming has been affiliated with Gartmore Capital Management, Ltd., the Fund's sub-adviser since 1984.

Performance

  During the period, the Fund significantly underperformed the Morgan Stanley Capital International EAFE (GDP) Index, primarily due to its reliance on currency hedging. However, conditions may improve in the months ahead. Over the near term, some international economies may experience volatility. Some of the world's emerging markets may be a source of interesting investment opportunities. Gartmore Capital Management believes that as investors gradually refocus on emerging markets, stock prices should improve.

Questions remain about the Japanese economy

  During the Fund's fiscal year, the strength of the yen relative to the U.S. dollar had a negative impact on corporate profits, making foreign products more attractively priced than their Japanese counterparts. To stimulate the economy, the Bank of Japan, the nation's central bank, lowered the official interest rate during the year, with rates reaching an all time low of 0.5% in September.

In continental Europe, consumer, business confidence is low

  Western European economies have been hurt by low levels of consumer confidence. It also appears that business confidence has deteriorated; there has been a significant decline in spending on capital improvements. The Bundesbank (Germany's central bank), which generally sets the interest rate trend for Europe, moved German rates lower in March, but since then has shown no inclination to make further cuts. In France, which represents the third largest country position in the portfolio, interest rates have begun to decline. However, Gartmore Capital Management believes they are not low enough to provide the stimulus needed to produce the growth required by President Chirac's budget plan.

United Kingdom, economy slowing, still sets pace for Europe

  Economic growth in the United Kingdom has slowed noticeably, but the economy does not appear to be sliding into a recession. Two of the signs of slower growth were the decline in manufacturing output and retail sales in the last quarter of the year. As a consequence, the Bank of England is no longer advocating higher interest rates.

Returns mixed in emerging markets

  While some of the "tigers" of the Far East, including Hong Kong, South Korea, and Taiwan, produced positive returns, other countries in the region had to contend with difficult conditions. Inflation has become a concern in Thailand, the Philippines, and Malaysia, where it is being driven by strong economic growth and higher wages and food prices. In general, corporate profits have continued to grow throughout the region.

Looking Ahead

  Effective January 1, 1996, Colonial Management Associates will replace Gartmore Capital Management. The Colonial-Keyport International Fund for Growth will be managed by Bruno Bertocci and David P. Harris of Stein Roe & Farnham, a direct subsidiary of Liberty Financial Companies, Inc. Colonial is enthusiastic about the prospects this team offers, and believe that their strategy is closely in line with Colonial's overall investment philosophy. We are confident this change will benefit both current and new investors.

PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport International Fund for
Growth

[typeset representation of line chart]

Colonial-Keyport International Fund for Growth and the Morgan Stanley Europe Australia Far East Index

Performance of a Hypothetical $10,000 Investment May 2, 1994 to December 31,
1995

   Average Annual Total Return at December 31, 1995
     Since Inception                  12 Month
          (0.3%)                       5.85%

           Colonial-Keyport International       MSCI
                 Fund for Growth                EAFE
  5/2/94              10000                    10000
 6/30/94               9700                     9766
 9/30/94               9950                     9804
12/31/94               9400                     9725
 3/31/95               8850                     9894
 6/30/95               9050                    10122
 9/30/95               9700                    10456
12/31/95               9950                    10811

Performance numbers are net of Fund expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

[end line chart]

PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund

Dear Contract Holder:

  Colonial-Keyport Strategic Income Fund seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments in U.S. and foreign government and lower rated corporate debt securities.

Fund Performance (as of December 31, 1995)

Inception Date                                  7/05/94
12-month total return, assuming reinvestment
 of all distributions                             18.30%
Net asset value per share on 12/31/94             $9.79
Net asset value per share on 12/31/95            $10.99

Portfolio Manager's Discussion

  Carl Ericson is Vice President of Colonial Management Associates, Inc. and Portfolio Manager of the Colonial-Keyport Strategic Income Fund.

What were the prevailing economic conditions during the Fund's fiscal year?

  Both the stock and bond markets were bolstered by favorable economic conditions over the past 12 months. Lowered interest rates and moderate U.S. economic growth set the stage for an extended bond rally over the year. Because non-investment grade and foreign bonds tend to lag the U.S. Government market, we experienced strong performance from those sectors later in the period.

During the period 1/1/95 to 12/31/95, how has the Fund performed?

  The Fund had a total return of 18.30% compared to 18.02% for the average income fund in the General Bond category, tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

How did the Fund perform relative to the Lehman Brothers Mutual Fund General Bond Index and why?

  During the period, the Fund slightly underperformed the Lehman Mutual Fund General Bond Index, which tracks the performance of general income funds. The total return for the Fund was 18.30%, while the Lehman Mutual Fund General Bond Index posted a return of 19.25%. Since inception, Colonial-Keyport Strategic Income Fund slightly outperformed the Index by virtue of its multi-market diversification, whereas the Index represents only U.S. issues.

What strategies helped the Fund's performance during the period?

  Early in 1995 we were able to participate in the U.S. bond rally via the Treasury market. Mid-year we dropped our cash position to 3% from 13% and increased our exposure to foreign bonds to 30% from 26%. Because foreign markets tend to lag the U.S. markets, we were able to capture some gains later in the year by virtue of this move. That is the advantage of the flexibility offered by a multi-market diversified fund like Colonial-Keyport Strategic Income Fund--when a sector slides a bit, other sectors of the Fund may pick up in its place.

  Another positive trend that emerged this year was that a number of corporate bond issuers bought back bonds (called in) at a premium. The economy and lower interest rates have had a positive influence on cash flows of these companies, enabling them to reduce their debt. This trend played a role in increasing the Fund's net asset value during the year.

What is your outlook for the coming year?

  While we continue to have a positive outlook for the U.S. bond market, it is currently the smallest of the three sectors in which the Fund invests. The Fund currently has 26% of its assets invested in U.S. Government obligations. Moving forward, we are optimistic about the potential in high yield corporate and foreign bond markets.

PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund

[typeset representation of line chart]

Colonial-Keyport Strategic Income Fund and the Lehman Brothers Mutual Fund General Bond Index

Performance of a Hypothetical $10,000 Investment July 5, 1994 to December 31,
1995

   Average Annual Total Return at December 31, 1995
     Since Inception                  12 Month
          12.73%                       18.30%

               Colonial-Keyport          Lehman Brothers Mutual Fund
               Strategic Income             General Bond Index
 7/31/94           10000                         10000
 9/30/94           10010                          9852
12/31/94           10029                          9888
 3/31/95           10593                         10381
 6/30/95           11138                         11055
 9/30/95           11433                         11266
12/31/95           11865                         11792

Performance numbers are net of Fund expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

[end line chart]

PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund for Growth

Dear Contract Owner:

  Colonial-Keyport U.S. Fund for Growth seeks growth over time exceeding the Standard & Poor's 500 Index performance.

Fund Performance (as of December 31, 1995)

Inception Date                                  7/05/94
12-month total return, assuming reinvestment
 of all distributions                             29.70%
Net asset value per share on 12/31/94            $10.27
Net asset value per share on 12/31/95            $12.36

Portfolio Manager's Discussion

  Colonial Keyport U.S. Fund for Growth's portfolio is sub-advised by State Street Global Advisors, a division of State Street Bank and Trust Company (Sub-Adviser). Investment decisions for the Fund are made by the portfolio team of the Sub-Adviser.

How did the Fund perform during the last one year period?

  Our Fund performed well during the period, achieving a total return of 29.70%. It did, however, underperform the S&P 500, which had a total return of 37.54% for the one year period. Historically, the stock market has moved in cycles--sometimes favoring growth-oriented stocks and other times favoring value-oriented stocks. Our strategy has remained consistent--we invest in both growth and value stocks to take advantage of market cycles and help control volatility.

  We focus on the underlying value and growth potential of a stock when making investment decisions. We believe that owning stocks with strong underlying value and growth potential has positioned the Fund to take advantage of opportunities during the new year.

How did your strategy affect the Fund's performance?

  Generally rising U.S. stock market prices benefited most U.S. stocks. Certain sectors, including technology, finance, and pharmaceuticals, performed particularly well. Managers who made large bets in these sectors were well rewarded for their efforts. Our strategy remains sector neutral. Therefore, we were not heavily weighted in any one sector. However, the strategy did isolate the Fund from some fluctuating prices, especially in the technology sector.

How does the Fund's strategy help reduce volatility in the portfolio?

  Colonial-Keyport U.S. Fund for Growth's disciplined sector allocation strategy can stabilize the Fund's price in times of economic and market uncertainty. The Fund's investments are designed to mirror the market sector weightings represented in the S&P 500 Index.

What is your outlook for the Fund's next fiscal year?

  The U.S. stock market continues to look strong for 1996. We will be monitoring several issues for their impact on market performance including, the Federal Reserve Board's position on interest rates and the budget battle on Capitol Hill.

PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund for Growth

[typeset representation of line chart]

Colonial-Keyport U.S. Fund for Growth and the S&P 500 Index

Performance of a Hypothetical $10,000 Investment July 5, 1994 to December 31,
1995

   Average Annual Total Return at December 31, 1995
     Since Inception                  12 Month
          22.50%                       29.70%

                   Colonial-Keyport U.S.        S&P
                     Fund for Growth            500
 7/31/94                 10000                 10000
 9/30/94                 10195                 10154
12/31/94                 10175                 10153
 3/31/95                 11136                 11140
 6/30/95                 12028                 12202
 9/30/95                 12810                 13171
12/31/95                 13197                 13964

Performance numbers are net of Fund expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

[end line chart]

PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Newport-Keyport Tiger Fund

Dear Contract Owner:

  Newport-Keyport Tiger Fund seeks capital appreciation by investing primarily in equity securities of companies in the nine "Tigers" of Asia (China, Hong Kong, Indonesia, South Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand). While these markets are subject to risks not associated with more developed countries, Fund management has more than 25 years of investment experience in the region, and is a leader in Asian investing.

Fund Performance (as of December 31, 1995)

Inception Date                                  5/01/95
Cumulative total return since inception,
 assuming reinvestment of all distributions       15.00%
Net asset value per share on 5/01/95              $2.00
Net asset value per share on 12/31/95             $2.28

Portfolio Manager's Discussion

  Jack Mussey is President and Chief Executive Officer of Newport Fund Management and Portfolio Co-Manager of Newport-Keyport Tiger Fund. Tim Tuttle is Managing Director of Newport Fund Management and Portfolio Co-Manager of Newport-Keyport Tiger Fund.

Fund takes advantage of most attractive Tigers

  During the year, investments were focused on six of the nine countries in which the Fund can invest. The Fund gained 15.0%, which is a significant premium over the Morgan Stanley Capital International EAFE (GDP) Index, which was up 11.16%. We attribute this superior performance to our conservative large-cap approach and our significant overweighting in Hong Kong. Despite short-term fluctuations that may occur, management believes the region offers great potential over the long term. Investments in Hong Kong, Singapore, Malaysia and Thailand received particular emphasis.

  The Hong Kong market which represents 46.9% of the Fund's portfolio rose in 1995 as some managers began anticipating the benefits of falling U.S. interest rates and an improving political and economic environment in China. With lower interest rates, the outlook for a rebound in Hong Kong's residential property prices in 1996 is good. This should have a positive effect on consumer confidence and spending. China appears to have successfully engineered a slowdown in their overheated economy. Some easing of monetary policy in China is expected which should benefit Hong Kong companies doing business in China as well as increase trade flows through Hong Kong.

  Politics in China appear more stable with Jiang Zemin solidifying his power. Fears of Hong Kong's transition to China in 1997 are turning to recognition of the immense opportunity Hong Kong will have as the financial and trade center for the world's fastest growing economy. Although Singapore rose in 1995, its performance does not adequately reflect the exemplary economic fundamentals this "Safe-Haven" of Asia produces: a huge current account surplus and a strong currency. Malaysia and Thailand suffered from growing pains in 1995 producing deteriorating current accounts. To slow these economies to more sustainable growth rates, the authorities raised interest rates which temporarily dampened their stock markets.

Looking ahead

  We are optimistic that the high quality large-cap growth businesses favored for investment in the Fund represent good value at current levels. Because the Tigers have an economic environment that is growing 2 to 3 times faster than the U.S., Europe or Japan, we could expect superior performance in the years ahead.

PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Newport-Keyport Tiger Fund

[typeset representation of line chart]

Newport-Keyport Tiger Fund and the Morgan Stanley EAFE GDP

Performance of a Hypothetical $10,000 Investment May 1, 1995 to December 31,
1995

   Average Annual Total Return at December 31, 1995
                   Since Inception
                        15.00%

                          Newport-Keyport          MSCI EAFE
                            Tiger Fund                GDP
  5/1/95                       10000                 10000
 6/30/95                       10900                  9707
 8/31/95                       10850                  9918
10/31/95                       11000                  9840
12/31/95                       11500                 10522

Performance numbers are net of Fund expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

[end line chart]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Keyport Variable Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the six series (Colonial-Keyport Growth and Income Fund, Colonial-Keyport Utilities Fund, Colonial-Keyport International Fund for Growth, Colonial-Keyport Strategic Income Fund, Colonial-Keyport U.S. Fund for Growth and Newport-Keyport Tiger Fund (commencement of operations May 1, 1995)), constituting Keyport Variable Investment Trust (the "Trust"), at December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 9, 1996

SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund / December 31, 1995

                                          Country
                                          Abbrev.   Shares      Value
                                           ------    -----   ----------
COMMON STOCKS--(86.0%)
Construction--(0.4%)
Building Construction--(0.3%)
Koninklijke Volker Stevin NV                  Ne     3,000    $  180,970
                                                                --------
Special Trade Contractors--(0.1%)
Ericsson Spa                                  It     3,000        37,783
                                                                --------
Finance, Insurance & Real Estate--(14.8%)
Depository Institutions--(2.5%)
Bank of Montreal                              Ca    17,300       393,254
Den Danske Bank                               No     3,000       206,413
Jyske Bank                                    No     3,000       204,797
National Australia Bank Ltd.                  Au    38,800       348,706
Toronto Dominion Bank                         Ca    34,100       600,110
                                                                --------
                                                               1,753,280
                                                                --------
Insurance Carriers--(8.8%)
AFLAC, Inc.                                          5,900       255,912
Allstate Corp.                                       9,800       403,025
American Bankers Insurance Group, Inc.              22,700       885,300
CIGNA Corp.                                         18,500     1,910,125
CMAC Investment Corp.                                1,700        74,800
Mercury General Corp.                               11,000       525,250
Old Republic International Corp.                    33,000     1,171,500
Reinsurance Group of America                         1,500        54,938
ReliaStar Financial Corp.                           14,200       630,125
Safeco Corp.                                        10,600       365,700
                                                                --------
                                                               6,276,675
                                                                --------
Security Brokers & Dealers--(3.5%)
A.G. Edwards, Inc.                                  62,000     1,480,250
Alex Brown, Inc.                                    12,000       504,000
John Nuveen & Co., Inc.                              9,000       222,750
Quick & Reilly Group, Inc.                          13,800       282,900
                                                                --------
                                                               2,489,900
                                                                --------
Manufacturing--(49.4%)
Apparel--(0.2%)
Gamma Holding NV                              Ne     3,000       136,194
                                                                --------
Chemicals--(9.0%)
Akzo Nobel NV                                 Ne    14,074       816,292
ARCO Chemical Co.                                   16,400       797,450
Norsk Hydro A.S.                              No     7,100       297,313
Pharmacia & Upjohn, Inc.                            43,355     1,680,006
Rhone-Poulenc Rorer, Inc.                           24,700     1,315,275
Union Carbide Corp.                                 28,000     1,050,000
Wellman, Inc.                                       20,500       466,375
                                                                --------
                                                               6,422,711
                                                                --------
Electronic & Electrical Equipment--(1.2%)
Alliance Semiconductor Corp. (a)                     2,500    $   29,062
Komag Inc. (a)                                       6,400       295,200
National Semiconductor Corp. (a)                     2,200        48,950
Texas Instruments, Inc.                              4,100       211,150
Varian Associates, Inc.                              6,000       286,500
                                                                --------
                                                                 870,862
                                                                --------
Fabricated Metal--(1.8%)
Ball Corp.                                           8,500       233,750
Harsco Corp.                                        17,500     1,017,187
                                                                --------
                                                               1,250,937
                                                                --------
Food & Kindred Products--(3.2%)
Archer Daniels Midland Co.                          37,115       668,070
IBP, Inc.                                           31,400     1,585,700
                                                                --------
                                                               2,253,770
                                                                --------
Furniture & Fixtures--(0.3%)
Johnson Controls, Inc.                               3,000       206,250
                                                                --------
Lumber & Wood Products--(0.3%)
Weyerhaeuser                                         4,500       194,625
                                                                --------
Machinery & Computer Equipment--(6.8%)
Harris Computer Systems Corp. (a)                      275         3,712
International Business Machines Corp.                5,000       458,750
Seagate Technology, Inc. (a)                        40,200     1,909,500
Sun Microsystems, Inc. (a)                          47,400     2,162,625
Tecumseh Products Co., Class A                       6,100       315,675
                                                                --------
                                                               4,850,262
                                                                --------
Measuring & Analyzing Instruments--(1.0%)
Becton Dickinson & Co.                               4,100       307,500
Loral Corp.                                          5,400       191,025
Raytheon Co.                                         4,600       217,350
                                                                --------
                                                                 715,875
                                                                --------
Miscellaneous Manufacturing--(1.2%)
Callaway Golf Co.                                   36,200      819,025
                                                                --------
Paper & Paper Mills--(0.4%)
Westvaco Corp.                                      10,600      294,150
                                                                --------
Petroleum Refining--(2.5%)
Exxon Corp.                                          4,400      352,550
Imperial Oil Ltd.                                    6,400      231,200
Mobil Corp.                                          8,100      907,200
Sun Co., Inc.                                       11,700      320,288
                                                                --------
                                                              1,811,238
                                                                --------

                   See Notes to Investment Portfolio.

Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund / December 31, 1995

                                         Country
                                          Abbrev.   Shares      Value
                                           ------    -----   ----------
Primary Metal--(5.5%)
Asarco, Inc.                                        29,700    $  950,400
Carpenter Technology Corp.                           7,800       320,775
Magma Copper Co., Class B                           72,800     2,029,300
Texas Industries, Inc.                              11,100       588,300
                                                                --------
                                                               3,888,775
                                                                --------
Primary Smelting--(1.5%)
Phelps Dodge Corp.                                  17,400     1,083,150
                                                                --------
Printing & Publishing--(1.0%)
Moore Corp. Ltd                                      8,200       152,725
New York Times Co., Class A                         15,800       468,075
Standard Register Co.                                2,900        58,363
                                                                --------
                                                                 679,163
                                                                --------
Rubber & Plastic--(2.0%)
Goodyear Tire & Rubber Co.                          31,300     1,420,237
                                                                --------
Stone, Clay, Glass & Concrete--(0.7%)
Global Industrial Technologies, Inc. (a)            27,500       519,062
                                                                --------
Textile Mill Products--(1.7%)
Springs Industries                                  29,000     1,199,875
                                                                --------
Tobacco Products--(3.1%)
American Brands, Inc.                               41,100     1,834,087
UST Inc.                                            11,100       370,463
                                                                --------
                                                               2,204,550
                                                                --------
Transportation Equipment--(6.0%)
Equipements et Composants pour
  l'Industrie Automobile                      Fr     2,050       216,427
General Dynamics Corp.                               7,200       425,700
McDonnell Douglas Corp.                             13,700     1,260,400
Strattec Security Corp. (a)                            120         2,160
Textron, Inc.                                       23,600     1,593,000
Thiokol Corp.                                       15,900       538,613
TRW, Inc.                                            3,200       248,000
                                                                --------
                                                               4,284,300
                                                                --------
Mining & Energy--(0.8%)
Metal Mining
Cleveland-Cliffs, Inc.                               6,700       274,700
Cyprus Amax Minerals Co.                            10,500       274,313
                                                                --------
                                                                 549,013
                                                                --------
Retail Trade--(3.9%)
Apparel & Accessory Stores--(0.4%)
Koninklijke Bijenkorf Beheer                  Ne     3,000       197,761
Macintosh NV                                  Ne     3,000        66,791
                                                                --------
                                                                 264,552
                                                                --------
Food Stores--(0.1%)
Weis Markets, Inc.                                   3,300        93,225
                                                                --------
General Merchandise Stores--(2.9%)
Bon-Ton Stores, Inc. (a)                             6,500    $   32,500
Dillard Department Stores, Inc. Class A             22,700       646,950
Mercantile Stores Co., Inc.                         10,600       490,250
Waban, Inc. (a)                                     47,600       892,500
                                                                --------
                                                               2,062,200
                                                                --------
Miscellaneous Retail--(0.5%)
Walgreen Co.                                        12,200       364,475
                                                                --------
Services--(0.8%)
Amusement & Recreation--(0.2%)
Grand Casinos, Inc. (a)                              4,950       115,087
                                                                --------
Engineering, Accounting, Research &
  Management--(0.4%)
International-Muller NV                       Ne     4,600       317,251
                                                                --------
Health Services--(0.2%)
Sun Healthcare Group Inc. (a)                       11,500       155,250
                                                                --------
Transportation, Communication, Electric, Gas & Sanitary
  Services--(14.7%)
Communications--(3.3%)
Ameritech Corp.                                     19,700     1,162,300
BellSouth Corp.                                      9,000       391,500
Frontier Corp.                                      26,900       807,000
                                                                --------
                                                               2,360,800
                                                                --------
Electric, Gas & Sanitary Services--(0.9%)
Gas y Electricidad SA                         Sp     4,550       253,847
Teco Energy, Inc.                                   14,300       366,438
                                                                --------
                                                                 620,285
                                                                --------
Electric Services--(4.2%)
Boston Edison Co.                                   24,500       722,750
Detroit Edison Co.                                   3,100       106,950
Houston Industries, Inc.                            14,200       344,350
Portland General Corp.                              34,800     1,013,550
Unicom Corp.                                        23,900       782,725
                                                                --------
                                                               2,970,325
                                                                --------
Gas Services--(2.0%)
Brooklyn Union Gas Co.                              10,600       310,050
Consolidated Natural Gas Co.                         7,900       358,463
National Fuel Gas Co.                               10,700       359,788
People's Energy Corp.                               11,800       374,650
                                                                --------
                                                               1,402,951
                                                                --------
Railroad--(1.8%)
Burlington Northern Santa Fe Corp.                   4,400       343,200
Conrail, Inc.                                       13,800       966,000
                                                                --------
                                                               1,309,200
                                                                --------

                   See Notes to Investment Portfolio.

Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund / December 31, 1995
                                          Country
                                          Abbrev.   Shares      Value
                                           ------    -----   ----------
Sanitary Services--(1.5%)
Northumbrian Water Group PLC                  UK    30,600   $   557,572
Severn Trent Water PLC                        UK    25,000       266,535
United Utilities PLC                          UK    25,100       239,771
                                                                --------
                                                               1,063,878
                                                                --------
Water Transportation--(1.0%)
American Presidents Co.                             32,400       745,200
                                                                --------
Wholesale Trade--(1.2%)
Durable Goods--(0.8%)
Beers NV                                      Ne     1,447       204,272
Marshall Industries (a)                             10,300       330,888
                                                                --------
                                                                 535,160
                                                                --------
Nondurable Goods--(0.4%)
International Multifoods Corp.                      15,300       307,912
                                                                --------
Total Common Stocks (Cost $49,461,244)                        61,080,383
                                                                --------
                                                    Par
                                                 ---------

U.S. GOVERNMENT & AGENCY OBLIGATIONS--(7.6%)
U.S. Government Agencies--(4.8%)
Federal National Mortgage
  Association, 6.500%
  maturities ranging from
  8/01/08 - 4/01/09                             $3,408,295    3,425,336
                                                               --------
U.S. Government Bonds--(2.8%)
U.S. Treasury Notes, 7.875%
  04/15/98                                       1,895,000    2,001,007
                                                               --------
Total U.S. Government & Agency Obligations
  (Cost $5,409,427)                                           5,426,343
                                                               --------
                                                    Par         Value
                                                 ---------   ----------
Total Investments--(93.6%)
  (Cost $54,870,671)(b)                                     $66,506,726
                                                               --------
SHORT-TERM OBLIGATIONS--(6.1%)
Repurchase agreement with
  Bankers Trust Securities
  Corp., dated 12/29/95, due
  01/02/96 at 5.700%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2000, market
  value $2,994,841 (repurchase
  proceeds $2,933,857)                          $2,932,000    2,932,000
Repurchase agreement with Chase
  Securities, Inc., dated
  12/29/95, due 01/02/96 at
  5.500%, collateralized by a
  U.S. Treasury note maturing in
  1996, market value $1,478,617
  (repurchase proceeds
  $1,446,884)                                    1,446,000    1,446,000
                                                            -----------
Total Short-Term Obligations                                  4,378,000
                                                            -----------
Other Assets and Liabilities--Net--(0.3%)                       185,230
                                                            -----------
Net Assets--(100%)                                          $71,069,956
                                                            ===========

Notes to investment portfolio:

(a) Non-income producing.

(b) The cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1995 is as follows:

       Gross unrealized appreciation                        $12,767,430
       Gross unrealized depreciation                        (1,131,375)
                                                             ----------
       Net unrealized appreciation                          $11,636,055
                                                             ==========

                        Summary of Securities by Country

                                              % of Total
                      Country                 Securities
      Country         Abbrev.      Value       at Value
 ------------------    ------    ----------   ----------
United States                   $60,964,667       91.7%
Netherlands             Ne        1,919,531        2.9
United Kingdom          UK        1,063,878        1.6
Canada                  Ca          993,364        1.5
Norway                  No          708,523        1.1
Australia               Au          348,706        0.5
Spain                   Sp          253,847        0.4
France                  Fr          216,427        0.3
Italy                   It           37,783        0.0
                                 ----------   ----------
                                $66,506,726      100.0%
                                 ==========   ==========

        Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund / December 31, 1995

Assets:
Investments, at market value (Identified cost $54,870,671)                         $66,506,726
Short-term obligations                                                               4,378,000
Cash (including foreign currencies)                                                        682
Receivable for fund shares sold                                                        100,319
Dividends and interest receivable                                                      192,972
Unamortized organization expenses                                                       13,416
Other assets                                                                             6,889
                                                                                     ----------
  Total assets                                                                      71,199,004
                                                                                     ----------
Liabilities:
Payable for fund shares repurchased                                                     61,373
Management fee payable                                                                  38,693
Accrued expenses payable                                                                28,982
                                                                                     ----------
  Total liabilities                                                                    129,048
                                                                                     ----------
Net assets                                                                         $71,069,956
                                                                                     ==========
Net assets represented by:
 Paid-in capital                                                                   $59,353,966
 Accumulated undistributed net investment income                                        83,580
 Accumulated net realized losses on investments and foreign currency
  transactions                                                                          (3,779)
 Net unrealized appreciation on investments and foreign currency transactions       11,636,189
                                                                                     ----------
Total net assets applicable to shares of beneficial interest outstanding           $71,069,956
                                                                                     ==========
Shares of beneficial interest outstanding                                            5,639,133
                                                                                     ==========
Net asset value per share                                                               $12.60
                                                                                     ==========

STATEMENT OF OPERATIONS
For the Year ended December 31, 1995

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $31,095)          $ 1,314,881
Interest income                                                                          650,795
                                                                                       ---------
  Total investment income                                                              1,965,676
                                                                                       ---------
Expenses:
 Management fee                                                                          384,179
 Bookkeeping fee                                                                          30,524
 Transfer agent fee                                                                        7,500
 Audit fee                                                                                20,000
 Printing expense                                                                          6,032
 Trustees' expense                                                                         7,195
 Custodian fee                                                                             9,662
 Legal fee                                                                                 4,360
 Amortization of organization expense                                                      5,369
 Miscellaneous expense                                                                     6,654
                                                                                       ---------
  Total expenses                                                                         481,475
                                                                                       ---------
Net investment income                                                                  1,484,201
Realized and unrealized gains on investments and foreign currency transactions:
 Net realized gains on investments                                                     1,935,503
 Net realized gains on foreign currency transactions                                       3,868
 Change in unrealized appreciation on investments and foreign currency
  transactions                                                                        11,876,516
                                                                                       ---------
Net increase in net assets resulting from operations                                 $15,300,088
                                                                                       =========

                      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund


                                                                               Year Ended     Year Ended
                                                                              December 31,   December 31,
                                                                                  1995           1994
                                                                                ----------   ------------
Operations:
 Net investment income                                                        $ 1,484,201    $ 1,187,189
 Net realized gains (losses) on investments                                     1,935,503       (916,325)
 Net realized gains on foreign currency transactions                                3,868          1,095
 Unrealized appreciation (depreciation) on investments and foreign currency
   transactions                                                                11,876,516       (750,636)
                                                                                 --------      ----------
 Net increase (decrease) in net assets resulting from operations               15,300,088       (478,677)
                                                                                 --------      ----------
Distributions declared from:
 Net investment income                                                         (1,366,483)    (1,166,885)
 Net realized gains                                                            (1,027,019)        --
                                                                                 --------      ----------
 Total distributions                                                           (2,393,502)    (1,166,885)
                                                                                 --------      ----------
Fund share transactions:
 Proceeds from fund shares sold                                                14,488,981     24,032,360
 Cost of fund shares repurchased                                               (6,771,090)    (4,799,935)
 Distributions reinvested                                                       2,393,502      1,166,885
                                                                                 --------      ----------
Net increase in net assets resulting from fund share transactions              10,111,393     20,399,310
                                                                                 --------      ----------
Total increase in net assets                                                   23,017,979     18,753,748
Net assets:
 Beginning of period                                                           48,051,977     29,298,229
                                                                                 --------      ----------
 End of period                                                                $71,069,956    $48,051,977
                                                                                 ========      ==========
Accumulated undistributed (overdistributed) net investment income included
  in ending net assets                                                        $    83,580    $   (35,365)
                                                                                 ========      ==========
Analysis of changes in shares of beneficial interest:
 Shares sold                                                                    1,243,691      2,314,716
 Shares redeemed                                                                 (587,044)      (468,593)
 Distributions reinvested                                                         190,717        117,157
                                                                                 --------      ----------
Net increase                                                                      847,364      1,963,280
                                                                                 ========      ==========

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (a)
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund

                                                                           Year Ended December 31,
                                                                       --------------------------------
                                                                         1995      1994       1993***
                                                                        -------    ------   -----------
Per share operating performance:
Net asset value, beginning of period                                   $ 10.03   $ 10.36      $ 10.00
                                                                         -----      ----      ---------
Net investment income                                                     0.29      0.26         0.09
Net realized and unrealized gains (losses) on investments and
  foreign currency transactions                                           2.72     (0.34)        0.41
                                                                         -----      ----      ---------
Total from investment operations                                          3.01     (0.08)        0.50
                                                                         -----      ----      ---------
Less distributions from:
 Dividends from net investment income                                    (0.25)    (0.25)       (0.11)
 Net realized gains on investments                                       (0.19)     --          (0.03)
                                                                         -----      ----      ---------
Total distributions                                                      (0.44)    (0.25)       (0.14)
                                                                         =====      ====      =========
Net asset value, end of period                                         $ 12.60   $ 10.03      $ 10.36
                                                                         =====      ====      =========
Total return:
 Total investment return (b)                                             30.03%    (0.76)%       5.01%**(d)
Ratios/supplemental data:
Net assets, end of period (000)                                        $71,070   $48,052      $29,298
Ratio of net expenses to average net assets                               0.81%(e)    0.87%      1.00%*(c)
Ratio of net investment income to average net assets                      2.51%(e)    2.82%      2.32%*(d)
Portfolio turnover ratio                                                    79%       55%           8%**

  * Annualized

 ** Not Annualized.

*** For the period from the commencement of operations July 1, 1993 to December 31, 1993.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.23% (annualized) for the period ended December 31, 1993.

(d) Computed giving effect to Manager's expense limitation undertaking.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year ratios are net benefits received, if any.

Federal Income Tax Information (unaudited)
75.9% of the gain distribution recorded in December 1995 and paid in January 1996 was derived from long-term gains.

                      See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund / December 31, 1995

                                        Shares       Value
                                          -----   -----------
COMMON STOCKS--(81.3%)
Transportation, Communication, Electric
  Gas & Sanitary Services--(81.3%)
Communications--(27.2%)
AT&T Corp.                              10,000    $   647,500
Ameritech Corp.                         27,000      1,593,000
Bell Atlantic Corp.                     20,800      1,391,000
BellSouth Corp.                         38,600      1,679,100
Frontier Corp.                          15,300        459,000
GTE Corp.                               42,800      1,883,200
MCI Communications Corp.                13,500        352,687
NYNEX Corp.                             41,000      2,214,000
Pacific Telesis Group, Inc.             16,000        538,000
Southwestern Bell Corp.                 27,500      1,581,250
Sprint Corp.                             4,500        179,438
US West Media Group                     25,000        475,000
US West, Inc.                           29,500      1,054,625
                                                    ---------
                                                   14,047,800
                                                    ---------
Electric Services--(44.4%)
American Electric Power Co., Inc.       16,000        648,000
Boston Edison Co.                       14,000        413,000
CMS Energy Corp.                        25,000        746,875
CMS Energy Corp., Class G               25,000        471,875
Carolina Power & Light Co.              17,000        586,500
Cincinnati Gas & Electric Co.           40,000      1,225,000
DPL, Inc.                               53,000      1,311,750
Detroit Edison Co.                      40,500      1,397,250
Eastern Utilities Assoc.                11,300        266,962
Entergy Corp.                           16,000        468,000
FPL Group, Inc.                         36,000      1,669,500
Florida Progress Corp.                   8,800        311,300
General Public Utilities Corp.          37,000      1,258,000
Hawaiian Electric Industries, Inc.      15,800        612,250
Houston Industries, Inc.                12,000        291,000
IES Industries, Inc.                    21,100        559,150
KU Energy Corp.                          8,000        240,000
Kansas City Power & Light Co.           22,500        587,812
New York State Electric & Gas Corp.     12,000        310,500
North Carolina Natural Gas               4,000        100,000
Northeast Utilities                      9,000        219,375
Ohio Edison Co.                         11,700        274,950
PacifiCorp                              65,500      1,391,875
PECO Energy Co.                         12,600        379,575
Pinnacle West Capital Corp.             25,000        718,750
Portland General Corp.                  22,000        640,750
Public Service Co. of Colorado          19,500        689,813
Public Service Enterprise Group, Inc.   14,000        428,750
Puget Sound Power & Light Co.            3,200         74,400
Rochester Gas & Electric Corp.           4,000    $    90,500
SCE Corp.                               17,400        308,850
Scana Corp.                             12,000        343,500
Sierra Pacific Resources                 7,500        175,313
Southern Co.                            55,000      1,354,375
Texas Utilities Co.                     24,000        987,000
Union Electric Co.                       3,800        158,650
Utilicorp United, Inc.                  20,500        602,188
Western Resources, Inc.                 18,000        600,750
                                                    ---------
                                                   22,914,088
                                                    ---------
Gas Services--(9.7%)
Energen Corp.                            6,700        161,637
KN Energy, Inc.                         10,000        291,250
MCN Corp.                               33,000        767,250
MDU Resources Group, Inc.                9,000        178,875
Pacific Enterprises                     16,900        477,425
Panhandle Eastern Corp.                 22,200        618,825
People's Energy Corp.                    7,600        241,300
Public Service Co. of North Carolina    30,000        536,250
UGI Corp.                               27,000        560,250
Williams Companies, Inc.                26,400      1,158,300
                                                    ---------
                                                    4,991,362
                                                    ---------
Total Common Stocks
  (Cost $36,120,303)                               41,953,250
                                                    ---------
PREFERRED STOCKS--(12.3%)
Transportation, Communication, Electric,
  Gas & Sanitary Services--(12.3%)
Electric Services--(10.8%)
Appalachian Power Co., 7.40%             1,000        101,500
Arizona Public Service Co., $1.8125,
  Series W                              12,000        300,000
Baltimore Gas & Electric Co., 6.75%      1,551        157,427
Central Power & Light Co., 7.12%         6,000        592,500
Commonwealth Edison Co., 7.24%           5,500        511,500
Detroit Edison Co., 7.36%                3,000        294,000
Florida Power & Light Co., 7.40%           343         34,300
Florida Power & Light Co., 7.40%,
  Series G                               2,500        257,500
Montana Power Co., $6.875                5,000        505,000
Northern Indiana Public Service Co.,
  7.44%                                  1,000         99,000
PSI Energy, Inc.:
 6.875%                                  4,000        412,000
 7.44%                                  13,000        326,625
PECO Energy Co., 7.48%                   2,000        206,000
Pennsylvania Power & Light Co., 6.75% 22 5,000        497,500

                       See Notes to Investment Portfolio.

Keyport Variable Investment Trust Colonial-Keyport Utilities Fund / December 31, 1995

                                          Shares       Value
                                          -----   -----------
PREFERRED STOCKS (Continued)
Public Service Electric & Gas Co.,
  7.52%                                  2,000    $   192,000
Southern California Edison Co., 7.36%   11,000        280,500
Tu Electric Capital, 8.25%              28,000        714,000
Union Electric Co., $7.44                1,000        100,000
                                                    ---------
                                                    5,581,352
                                                    ---------
Gas Services--(1.5%)
Enron Corp., 8.00%                      20,000        510,000
Pacific Enterprises, $4.50                 550         35,681
Williams Co., Inc., $3.50                3,000        220,500
                                                    ---------
                                                      766,181
                                                    ---------
Total Preferred Stocks (Cost $6,322,881)            6,347,533
                                                    ---------
Total Investments--(93.6%)
  (Cost $42,443,184) (a)                           48,300,783
                                                    ---------

                                     Par
                                   ---------
SHORT-TERM OBLIGATIONS--(6.0%)
Repurchase agreement with
  Bankers Trust Securities
  Corp., dated 12/29/95 due
  1/02/96 at 5.70%,
  collateralized by U.S.
  Treasury notes with various
  maturites to 2000, market
  value $2,107,220 (repurchase
  proceeds $2,064,307)                $2,063,000   2,063,000

                                      Par           Value
                                    ---------   ------------
Repurchase agreement with Chase
  Securities, Inc., dated
  12/29/95 due 1/02/96 at 5.50%
  collateralized by U.S.
  Treasury notes with various
  maturities to 2000, market
  value $1,059,370 (repurchase
  proceeds $1,036,633)            $1,036,000     $ 1,036,000
                                                  ----------
Total Short-Term Obligations                       3,099,000
                                                  ----------
Other Assets & Liabilities Net--(0.4%)               196,977
                                                  ----------
Net Assets--(100.0%)                             $51,596,760
                                                  ==========


Note to investment portfolio:
(a) Cost for federal income tax purposes is $42,446,183. Gross unrealized appreciation and depreciation at December 31, 1995 is as follows:

       Gross unrealized appreciation          $6,533,541
       Gross unrealized depreciation            (678,941)
                                                ---------
       Net unrealized appreciation            $5,854,600
                                                =========

                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund / December 31, 1995

Assets:
Investments, at market value (Identified cost $42,443,184)                 $48,300,783
Short-term obligations                                                       3,099,000
Receivable for fund shares sold                                                 76,363
Receivable for investments sold                                                 19,094
Dividends and interest receivable                                              202,401
Unamortized organization expenses                                               13,771
Other assets                                                                     3,376
                                                                             ----------
  Total assets                                                              51,714,788
                                                                             ----------
Liabilities:
Payable for fund shares repurchased                                             59,842
Payable for investments purchased                                                8,565
Management fee payable                                                          27,650
Accrued expenses payable                                                        21,971
                                                                             ----------
  Total liabilities                                                            118,028
                                                                             ----------
Net assets                                                                 $51,596,760
                                                                             ==========
Net assets represented by:
 Paid-in capital                                                           $50,432,358
 Accumulated overdistributed net investment income                             (29,414)
 Accumulated net realized losses on investments                             (4,663,803)
 Net unrealized appreciation on investments                                  5,857,619
                                                                             ----------
Total net assets applicable to shares of beneficial interest
  outstanding                                                              $51,596,760
                                                                             ==========
Shares of beneficial interest outstanding                                    4,914,775
                                                                             ==========
Net asset value per share                                                       $10.50
                                                                             ==========


STATEMENT OF OPERATIONS
For the Year ended December 31, 1995

Investment income:
Dividends                                               $ 2,431,112
Interest income                                             114,719
                                                          ----------
  Total investment income                                 2,545,831
                                                          ----------
Expenses:
 Management fee                                             284,469
 Bookkeeping fee                                             27,000
 Transfer agent fee                                           7,500
 Audit fee                                                   20,000
 Printing expense                                             2,068
 Trustees' fees                                               4,927
 Custodian fee                                                4,811
 Legal fee                                                    3,366
 Registration fee                                                37
 Amortization of organization expense                         5,511
 Miscellaneous expense                                        5,940
                                                          ----------
  Total expenses                                            365,629
                                                          ----------
Net investment income                                     2,180,202
Realized and unrealized gains (losses) on investments:
 Net realized losses on investments                      (1,331,430)
 Change in unrealized appreciation on investments        12,515,955
                                                          ----------
Net increase in net assets resulting from operations    $13,364,727
                                                          ==========

                      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund

                                                                                    Year             Year
                                                                                    Ended           Ended
                                                                                December 31,     December 31,
                                                                                    1995             1994
                                                                                 ------------   --------------
Operations:
 Net investment income                                                           $ 2,180,202     $  2,402,638
 Net realized losses on investments                                               (1,331,430)      (3,328,893)
 Unrealized appreciation (depreciation) on investments                            12,515,955       (4,219,576)
                                                                                   ----------     ------------
 Net increase (decrease) in net assets resulting from operations                  13,364,727       (5,145,831)
                                                                                   ----------     ------------
Distributions declared from:
 Net investment income                                                            (2,164,475)      (2,402,638)
 Distributions in excess of net investment income                                     --              (20,932)
                                                                                   ----------     ------------
 Total distributions                                                              (2,164,475)      (2,423,570)
                                                                                   ----------     ------------
Fund share transactions:
 Proceeds from fund shares sold                                                    8,726,703       14,643,077
 Cost of fund shares repurchased                                                  (8,650,479)     (25,782,409)
 Distributions reinvested                                                          2,164,475        2,423,570
                                                                                   ----------     ------------
Net increase (decrease) in net assets resulting from fund share transactions       2,240,699       (8,715,762)
                                                                                   ----------     ------------
Total increase (decrease) in net assets                                           13,440,951      (16,285,163)
Net assets:
 Beginning of period                                                              38,155,809       54,440,972
                                                                                   ----------     ------------
 End of period                                                                   $51,596,760     $ 38,155,809
                                                                                   ==========     ============
Accumulated overdistributed net investment income included in ending net
  assets                                                                         $   (29,414)    $    (45,141)
                                                                                   ==========     ============
Analysis of changes in shares of beneficial interest:
 Shares sold                                                                         942,276        1,633,132
 Shares redeemed                                                                    (940,625)      (2,867,457)
 Distributions reinvested                                                            206,533          298,102
                                                                                   ----------     ------------
Net increase (decrease)                                                              208,184         (936,223)
                                                                                   ==========     ============

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (a)
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund

                                                                      Year Ended December 31,
                                                            -------------------------------------------
                                                                1995           1994          1993***
                                                             -----------    -----------   -------------
Per share operating performance:
Net asset value, beginning of period                          $  8.11        $  9.65         $ 10.00
                                                              ---------      ---------      -----------
Net investment income                                            0.46           0.54            0.18
Net realized and unrealized gains (losses) on
  investments                                                    2.39          (1.53)          (0.35)
                                                              ---------      ---------      -----------
Total from investment operations                                 2.85          (0.99)          (0.17)
                                                              ---------      ---------      -----------
Less distributions from:
 Dividends from net investment income                           (0.46)         (0.55)          (0.18)
                                                              ---------      ---------      -----------
Net asset value, end of period                                $ 10.50        $  8.11         $  9.65
                                                              =========      =========      ===========
Total return:
 Total investment return (b)                                    35.15%        (10.27)%         (1.70)%**(c)
Ratios/supplemental data:
Net assets, end of period (000)                               $51,597        $38,156         $54,441
Ratio of net expenses to average net assets                      0.83%(d)       0.86%           1.00%*(e)
Ratio of net investment income to average net assets             4.98%(d)       5.80%           5.10%*(c)
Portfolio turnover ratio                                           18%            16%              2%**

  * Annualized

 ** Not Annualized

*** For the period from the commencement of operations July 1, 1993 to December 31, 1993.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Computed giving effect to Manager's expense limitation undertaking.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year ratios are net of benefits received, if any.

(e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.09% (annualized) for the period ended December 31, 1993.

                      See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport International Fund For Growth / December 31, 1995

                                      Country
                                      Abbrev.    Shares      Value
                                        ------    ------   ----------
COMMON STOCKS--(90.9%)
Construction--(2.3%)
Building Construction--(1.2%)
Mitsui Fudosan Co.                       Ja       5,000    $   61,412
Shimizu Corp.                            Ja      20,000       203,095
                                                           ----------
                                                              264,507
                                                           ----------
Special Trade Contractors--(1.1%)
Tele Danmark A/S, Series B (a)           De       4,500       244,948
                                                           ----------
Finance, Insurance & Real Estate--(22.7%)
Depository Institutions--(9.9%)
Allied Irish Bank                        UK      25,000       136,466
Asahi Bank Ltd.                          Ja      25,000       314,313
Australia & New Zealand Banking
  Group Ltd.                             Au      15,000        70,301
Banco De Galicia Bueno ADR (a)           Ar       2,714        55,976
Banco Popular Espanol SA                 Sp       1,800       330,849
Bank International Indonesia             In      12,000        39,755
Barclays PLC                             UK      20,000       229,201
Credit Commercial de France              Fr       2,000       101,865
Credit Local de France                   Fr       2,500       199,735
Dao Heng Bank Group Ltd. (a)             HK      20,000        71,904
Deutsche Pfandbrief und
  Hypothekenbank AG                       G       2,000        77,469
Development Bank of Singapore Ltd.       Si      10,000       124,443
Shinhan Bank                             Ko       7,086       153,147
Shizuoka Bank                            Ja      20,000       251,451
Sumitomo Trust & Banking                 Ja       7,000        98,839
                                                           ----------
                                                            2,255,714
                                                           ----------
Holding & Other Investment Companies--(4.4%)
Amev NV                                  Ne       3,500       233,986
Elsivier NV                              Ne      25,000       332,711
Hong Leong Credit Berhard                Ma      20,000        99,252
Smaller Companies Investment Trust       UK      88,000       173,312
Thai Euro Fund IDR (a)                   Th       5,000       152,500
                                                           ----------
                                                              991,761
                                                           ----------
Insurance Carriers--(3.5%)
General Accident Fire and Life           UK      20,000       201,753
Yasuda Fire & Marine Insurance Co.       Ja      27,000       190,619
Zurich Versicherungsgesellschaft         Sz       1,350       403,596
                                                           ----------
                                                              795,968
                                                           ----------
Nondepository Credit Institutions--(0.2%)
Acom Co. Ltd.                            Ja       1,000    $   41,780
                                                           ----------
Real Estate--(3.7%)
Cheung Kong Ltd.                         HK      30,000       182,735
Hong Kong Land Co.                       HK      50,000        92,500
Land & General Holdings Bhd              Ma      48,000       103,978
Malaysian Resources Corp.                Ma     100,000       160,693
Staits Steamship Land Ltd.               Si      50,000       168,988
Sun Hung Kai Properties Ltd.             HK      16,000       130,876
                                                           ----------
                                                              839,770
                                                           ----------
Security Brokers & Dealers--(1.0%)
Yamaichi Securities Co. Ltd.             Ja      30,000       232,979
                                                           ----------
Manufacturing--(36.2%)
Apparel--(1.4%)
Onward Kasiyama Co. Ltd.                 Ja      20,000       324,952
                                                           ----------
Chemicals--(8.7%)
Allied Colloids Group PLC                UK      40,000        82,500
Bayer AG                                  G       1,400       370,737
L'Oreal                                  Fr         500       133,598
LVMH Moet Hennessy Louis                 Fr       1,500       311,831
Nippon Sanso Corp.                       Ja      40,000       191,876
Norsk Hydro AS                           No       2,500       104,744
Reliance Industries GDR                  UK       2,500        35,000
Roche Holding AG                         Sz          50       395,364
Schering AG (a)                           G       2,500       165,682
Smithkline Beecham Consumer Brands
  PLC                                    UK      18,000       198,186
                                                           ----------
                                                            1,989,518
                                                           ----------
Electronic & Electrical Equipment--(4.2%)
Ericsson L.M. (a)                        Sw      10,000       195,614
Polygram NV                              Ne       5,000       264,925
ROHM Co. Ltd.                            Ja       4,000       222,437
Samsung Electronics GDR (a)              Ko         217        11,413
Samsung Electronics GDS (a)              Ko       1,118        68,251
TDK Corp.                                Ja       4,000       203,868
                                                           ----------
                                                              966,508
                                                           ----------
Fabricated Metal--(1.5%)
Tostem Corp.                             Ja      10,000       331,721
                                                           ----------
Food & Kindred Products--(3.4%)
Bass PLC                                 UK      25,000       278,553
Cadbury Schweppes PLC                    UK      30,000       247,269
Guinness PLC                             UK      15,000       110,142
Nestle SA                                Sz         120       132,686
                                                           ----------
                                                              768,650
                                                           ----------

                  See Notes to Investment Portfolio.

Keyport Variable Investment Trust Colonial-Keyport International Fund For Growth / December 31, 1995

                                      Country
                                      Abbrev.    Shares      Value
                                        ------    ------   ----------
Machinery & Computer Equipment--(5.6%)
BTR PLC                                  UK      40,000    $  204,079
Mannesmann AG                             G         800       253,964
Mitsubishi Heavy Industries Ltd.         Ja      30,000       238,781
NTN Corp.                                Ja      40,000       266,925
Toshiba Corp.                            Ja      40,000       312,959
                                                           ----------
                                                            1,276,708
                                                           ----------
Miscellaneous Manufacturing--(1.1%)
Atlas Copco AB, Series A                 Sw      17,000       255,803
                                                           ----------
Paper & Paper Mills--(1.2%)
Aracruz Celulose SA, Series B            Br       4,000        31,000
Inti Indorayon Utama (a)                 In      15,000        15,745
Oji Paper Co. Ltd.                       Ja      25,000       225,822
                                                           ----------
                                                              272,567
                                                           ----------
Petroleum Refining--(1.1%)
British Petroleum Ltd.                   UK      30,000       250,524
                                                           ----------
Primary Metal--(0.8%)
Nippon Steel Co.                         Ja      50,000       171,180
                                                           ----------
Printing & Publishing--(2.2%)
Singapore Press Holdings Ltd. (a)        Si      12,000       212,119
Wolters Kluwer                           Ne       3,000       283,209
                                                           ----------
                                                              495,328
                                                           ----------
Stone, Clay, Glass & Concrete--(2.6%)
BPB Industries PLC                       UK      30,000       140,265
Compagnie de Saint Gobain                Fr       1,600       174,136
Semen Cibinong                           In      25,000        62,322
UBE Industries Ltd.                      Ja      60,000       226,306
                                                           ----------
                                                              603,029
                                                           ----------
Textile Mill Products--(1.2%)
Teijin Ltd.                              Ja      52,000       265,532
                                                           ----------
Tobacco Products--(1.2%)
B.A.T. Industries PLC                    UK      30,000       264,015
                                                           ----------
Mining & Energy--(2.5%)
Crude Petroleum & Natural Gas--(1.2%)
Compagnie Francaise de Petroleum
  Total B                                Fr       4,000       269,439
                                                           ----------
Miscellaneous Metal Ores--(0.8%)
CRA Ltd.                                 Au      13,000       190,605
                                                           ----------
Oil & Gas Extraction--(0.5%)
Hong Kong & China Gas Co., Ltd.          HK      75,000       120,757
                                                           ----------
Retail Trade--(6.1%)
Auto Dealers & Gas Stations--(0.6%)
Inchcape PLC                             UK      35,000       135,148
                                                           ----------
Food Stores--(1.6%)
Carrefour                                Fr         450    $  272,486
Jardine Matheson Holdings Ltd. (a)       HK      15,000       102,750
                                                           ----------
                                                              375,236
                                                           ----------
General Merchandise Stores--(2.1%)
La Rinascente SPA                        It      10,000        60,459
Marui Co. Ltd.                           Ja      20,000       415,861
                                                           ----------
                                                              476,320
                                                           ----------
Miscellaneous Retail--(1.8%)
Argos PLC                                UK      35,000       323,215
Centros Comerciales Continente (a)       Sp       4,000        90,054
                                                           ----------
                                                              413,269
                                                           ----------
Services--(3.3%)
Business Services--(1.2%)
Reuters Holdings PLC                     UK      30,000       274,250
                                                           ----------
Engineering, Accounting, Research, &
  Management--(0.6%)
United Engineers Ltd.                    Ma      20,000       127,609
                                                           ----------
Other Services--(1.5%)
Veba Agency                               G       8,000       338,804
                                                           ----------
Transportation, Communication, Electric,
  Gas & Sanitary Services--(15.9%)
Air Transportation--(2.9%)
British Airport Authority PLC            UK      30,000       225,634
Lufthansa AG                              G       1,000       138,039
Qantas Airways Limited ADR               Au         345         5,766
Singapore Airlines Ltd.                  Si      15,000       139,999
Swire Pacific Ltd., Series A             HK      20,000       155,189
                                                           ----------
                                                              664,627
                                                           ----------
Communications--(6.0%)
British Telecommunications PLC           UK      35,000      192,138
Hong Kong Telecommunications Ltd.        HK      80,000      142,774
Indonesian Satellite ADR (a)             In       6,000      219,000
Nippon Telegraph & Telephone Corp.       Ja          14      113,056
Telecom Italia Mobile SPA (a)            It     160,000      281,107
Telecom Italia SPA                       It      75,000      116,325
Telecomunicacoes Brasileiras SA          Br       1,000       47,375
Tokyo Broadcasting System                Ja      15,000      246,615
                                                           ----------
                                                           1,358,390
                                                           ----------

                  See Notes to Investment Portfolio.

Keyport Variable Investment Trust Colonial-Keyport International Fund For Growth / December 31, 1995

                                      Country
                                      Abbrev.    Shares      Value
                                        ------    ------   ----------

Electric Services--(5.0%)
BBC Brown Boveri AG                      Sz         270   $   313,518
Compania Naviera Perez Companc, SA
  ADR                                    Ar       5,000        51,250
Empresa Nacional De Electricidad         Sp       3,800       214,502
Korea Electric Power Corp., ADR (a)      Ko      10,000       267,500
Powergen PLC                             UK      20,000       165,155
Tokyo Electric Power                     Ja       5,050       134,797
                                                           ----------
                                                            1,146,722
                                                           ----------
Motor Freight & Warehousing--(1.1%)
Nippon Express Co. Ltd.                  Ja      25,000       240,329
                                                           ----------
Water Transportation--(0.9%)
Nippon Yusem Kabushiki Kaish             Ja      35,000       202,756
                                                           ----------
Wholesale Trade--(1.9%)
Durable Goods
Canon Sales                              Ja       9,450       251,330
China Steel Corp. (a)                    Tw      11,000       191,125
                                                           ----------
                                                              442,455
                                                           ----------
Total Common Stocks
  (Cost $19,510,996)                                       20,680,178
                                                           ----------
                                                  Par        Value
                                                -------   ----------
CORPORATE FIXED-INCOME BONDS--(0.5%)
Manufacturing--(0.5%)
Electronic & Electrical Equipment
Daewoo Electronics
  Co., 3.500%
  12/31/07                                     $100,000   $   121,500
                                                             --------
Total Corporate Fixed-Income Bonds
  (Cost $167,624)                                             121,500
                                                             --------
Total Investments--(91.4%)
  (Cost $19,678,620) (b)                                   20,801,678
                                                             --------
SHORT-TERM OBLIGATIONS--(5.7%)
Repurchase agreement with Bankers Trust
  Securities Corp., dated 12/29/95, due
  01/02/96 at 5.700%, collateralized by U.S.
  Treasury notes with various maturities to
  2000, market value $881,500 (repurchase
  proceeds $863,547)                            863,000       863,000
Repurchase agreement with Chase Securities,
  Inc., dated 12/29/95, due 01/02/96 at
  5.500%, collateralized by a U.S. Treasury
  note maturing in 1996, market value
  $443,790 (repurchase proceeds $434,265)       434,000       434,000
                                                             --------
Total Short-Term Obligations                                1,297,000
                                                             --------
Other Assets and Liabilities--(2.9%)                          665,399
                                                             --------
Net Assets--(100%)                                        $22,764,077
                                                             ========

Notes to investment portfolio:

(a) Non-income producing.

(b) The cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1995 is as follows:

       Gross unrealized appreciation          $1,996,022
       Gross unrealized depreciation            (872,964)
                                                ---------
       Net unrealized appreciation            $1,123,058
                                                =========

                      See Notes to Investment Portfolio.

                        Summary of Securities by Country

                                                     % of Total
                             Country                 Securities
         Country             Abbrev.      Value       at Value
          ----------------    ------    ----------   ----------
         Japan                 Ja      $ 5,981,591       28.7%
         United Kingdom        UK        3,866,805       18.6
         France                Fr        1,463,090        7.0
         Germany                G        1,344,695        6.5
         Switzerland           Sz        1,245,164        6.0
         Netherlands           Ne        1,114,831        5.4
         Hong Kong             HK          999,485        4.8
         Singapore             Si          645,549        3.1
         Spain                 Sp          635,405        3.0
         South Korea           Ko          621,811        3.0
         Malaysia              Ma          491,532        2.4
         Italy                 It          457,891        2.2
         Sweden                Sw          451,417        2.2
         Indonesia             In          336,822        1.6
         Australia             Au          266,672        1.3
         Denmark               De          244,948        1.2
         Taiwan                Tw          191,125        0.9
         Thailand              Th          152,500        0.7
         Argentina             Ar          107,226        0.5
         Norway                No          104,744        0.5
         Brazil                Br           78,375        0.4
                                          --------      --------
                                       $20,801,678      100.0%
                                          ========      ========

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

         Acronym                      Name
         ----------    -----------------------------------
         ADR           American Depository Receipts
         GDR           Global Depository Receipts
         GDS           Global Depository Shares
         IDR           International Depository Receipts

                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport International Fund for Growth / December 31, 1995

Assets:
Investments, at market value (Identified cost $19,678,620)                         $20,801,678
Short-term obligations                                                               1,297,000
Cash (including foreign currencies)                                                        619
Receivable for investments sold                                                        577,506
Receivable for fund shares sold                                                         63,214
Dividends and interest receivable                                                       65,754
Unamortized organization expenses                                                       14,399
Other assets                                                                             6,634
                                                                                     ----------
  Total assets                                                                      22,826,804
                                                                                     ----------
Liabilities:
Payable for fund shares repurchased                                                     16,931
Management fee payable                                                                  16,997
Accrued expenses payable                                                                28,799
                                                                                     ----------
  Total liabilities                                                                     62,727
                                                                                     ----------
Net assets                                                                         $22,764,077
                                                                                     ==========
Net assets represented by:
 Paid-in capital                                                                   $22,653,979
 Accumulated overdistributed net investment income                                     (53,329)
 Accumulated net realized losses on investments and foreign currency
  transactions                                                                        (957,124)
 Net unrealized appreciation on investments and foreign currency transactions        1,120,551
                                                                                     ----------
Total net assets applicable to outstanding shares of beneficial interest           $22,764,077
                                                                                     ==========
Shares of beneficial interest outstanding                                           11,554,849
                                                                                     ==========
Net asset value per share                                                                $1.97
                                                                                     ==========


STATEMENT OF OPERATIONS
For the Year ended December 31, 1995

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $55,243)               $  369,404
Interest income                                                                               69,860
                                                                                            --------
  Total investment income                                                                    439,264
                                                                                            --------
Expenses:
 Management fee                                                                              183,697
 Bookkeeping fee                                                                              27,000
 Transfer agent fee                                                                            7,500
 Audit fee                                                                                    20,000
 Printing expense                                                                              3,800
 Trustees' expense                                                                             4,263
 Custodian fee                                                                                27,919
 Legal expense                                                                                 5,064
 Amortization of organization expense                                                          4,318
 Miscellaneous expense                                                                         2,414
                                                                                            --------
  Total expenses                                                                             285,975
                                                                                            --------
Net investment income                                                                        153,289
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized losses on investments                                                         (747,347)
 Net realized losses on foreign currency transactions                                       (158,469)
 Change in unrealized appreciation on investments and foreign currency transactions        2,044,305
                                                                                            --------
Net increase in net assets resulting from operations                                      $1,291,778
                                                                                            ========

                      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport International Fund for
Growth

                                                                                   Year           Period
                                                                                  Ended            Ended
                                                                               December 31,    December 31,
                                                                                   1995            1994*
                                                                               ------------   --------------
Operations:
 Net investment income                                                         $   153,289      $    13,075
 Net realized losses on investments                                               (747,347)         (21,586)
 Net realized losses on foreign currency transactions                             (158,469)        (199,438)
 Change in unrealized appreciation (depreciation) on investments and
  foreign  currency transactions                                                 2,044,305         (923,754)
                                                                                 ----------     ------------
 Net increase (decrease) in net assets resulting from operations                 1,291,778       (1,131,703)
                                                                                 ----------     ------------
Distributions declared from:
 Net investment income                                                            (228,274)              --
                                                                                 ----------     ------------
Fund share transactions:
 Proceeds from fund shares sold                                                  7,406,320       21,072,283
 Cost of fund shares repurchased                                                (5,079,991)        (794,610)
 Distributions reinvested                                                          228,274               --
                                                                                 ----------     ------------
Net increase in net assets resulting from fund share transactions                2,554,603       20,277,673
                                                                                 ----------     ------------
Total increase in net assets                                                     3,618,107       19,145,970
Net assets:
 Beginning of period                                                            19,145,970                0
                                                                                 ----------     ------------
 End of period                                                                 $22,764,077      $19,145,970
                                                                                 ==========     ============
Accumulated undistributed (overdistributed) net investment income included
  in ending net assets                                                         $   (53,329)     $    13,059
                                                                                 ==========     ============
Analysis of changes in shares of beneficial interest:
 Shares sold                                                                     4,012,557       10,578,046
 Shares redeemed                                                                (2,743,550)        (408,079)
 Distributions reinvested                                                          115,875               --
                                                                                 ----------     ------------
Net increase                                                                     1,384,882       10,169,967
                                                                                 ==========     ============

* For the period from the commencement of operations May 2, 1994 to December 31, 1994.

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (a)
Keyport Variable Investment Trust Colonial-Keyport International Fund for
Growth

                                                                                Year            Period
                                                                                Ended           Ended
                                                                            December 31,     December 31,
                                                                            ------------    --------------
                                                                                1995           1994***
                                                                            ------------    --------------
Per share operating performance:
Net asset value, beginning of period                                           $  1.88         $  2.00
                                                                               ----------    ------------
Net investment income                                                             0.01              --
Net realized and unrealized gains (losses) on investments and foreign
  currency transactions                                                           0.10           (0.12)
                                                                               ----------    ------------
Total from investment operations                                                  0.11           (0.12)
                                                                               ----------    ------------
Less distributions from:
 Dividends from net investment income                                            (0.02)             --
                                                                               ----------    ------------
Net asset value, end of period                                                 $  1.97         $  1.88
                                                                               ==========    ============
Total return:
 Total investment return (b)                                                      5.85%          (6.00)%*
Ratios/supplemental data:
Net assets, end of period (000)                                                $22,764         $19,146
Ratio of net expenses to average net assets                                       1.40%(c)        1.74%**
Ratio of net investment income to average net assets                              0.75%(c)        0.13%**
Portfolio turnover ratio                                                            40%             31%*

  * Not Annualized

 ** Annualized

*** For the period from the commencement of operations May 2, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year ratios are net of benefits received, if any.

                      See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund / December 31, 1995

                                                  Par         Value
                                                 -------   ----------
CORPORATE FIXED-INCOME BONDS
  & NOTES--(38.7%)
Construction--(0.6%)
Building Construction
USG Corp., 9.250% 09/15/01                      $250,000   $  266,250
                                                              --------
Manufacturing--(9.1%)
Chemicals--(1.5%)
Agricultural Minerals Co., L.P., 10.750%
  09/30/03                                       200,000      219,000
Huntsman Corp., 11.000% 04/15/04                 200,000      229,250
N.L. Industries, Inc., 11.750% 10/15/03          250,000      266,875
                                                              --------
                                                              715,125
                                                              --------
Fabricated Metal--(1.7%)
Rexnord Holdings, Inc., 10.750% 07/01/02         750,000      837,120
                                                              --------
Food & Kindred Products--(1.6%)
Doskocil Companies Inc., 9.750% 07/15/00         250,000      238,750
Van De Kamps, Inc., 12.000% 09/15/05             500,000      517,500
                                                              --------
                                                              756,250
                                                              --------
Lumber & Wood Products--(0.5%)
Triangle Pacific Corp., 10.500% 08/01/03         250,000      265,000
                                                              --------
Miscellaneous Manufacturing--(1.0%)
American Standard Co., stepped coupon,
  (10.500% 06/01/98) 06/01/05 (a)                350,000      300,125
Coleman Holdings Co., Series B, (b) 05/27/98     200,000      161,500
                                                              --------
                                                              461,625
                                                              --------
Paper Products--(0.8%)
Repap Wisconsin, Inc., 9.875% 05/01/06           250,000      236,250
SD Warren Co. 12.000% 12/15/04                   150,000      164,250
                                                              --------
                                                              400,500
                                                              --------
Primary Metal--(0.9%)
A.K. Steel Corp., 10.750%
  04/01/04                                       250,000      276,875
Magma Copper Co., 12.000% 12/15/01               150,000      166,313
                                                              --------
                                                              443,188
                                                              --------
Stone, Clay, Glass & Concrete--(1.1%)
Owens-Illinois, Inc., 10.500% 06/15/02           500,000      534,375
                                                              --------
Mining & Energy--(4.0%)
Crude Petroleum & Natural Gas--(1.1%)
Ferrellgas Finance Corp., L.P., 10.000%
  08/01/01                                      $250,000   $  267,500
Triton Energy Corp., (b) 11/01/97                300,000      258,750
                                                              --------
                                                              526,250
                                                              --------
Oil & Gas Extraction--(2.9%)
Coastal Corp., 9.750% 08/01/03                   500,000      596,275
Gulf Canada Resources Ltd., 9.250% 01/15/04      250,000      257,500
Rowan Companies, Inc., 11.875% 12/01/01          250,000      271,250
Santa Fe Energy Resources, Inc., 11.000%
  05/15/04                                       225,000      248,344
                                                              --------
                                                            1,373,369
                                                              --------
Retail Trade--(3.2%)
Food Stores--(1.6%)
Dominick's Finer Foods, Inc., 10.875%
  05/01/05                                       500,000      532,500
Pathmark Stores, Inc., 9.625% 05/01/03           250,000      242,500
                                                              --------
                                                              775,000
                                                              --------
Miscellaneous Retail--(1.6%)
Finlay Fine Jewelry Corp., 10.625% 05/01/03      250,000      237,500
Thrifty Payless Holdings, Inc., 11.750%
  04/15/03                                       500,000      542,500
                                                              --------
                                                              780,000
                                                              --------
Services--(7.0%)
Amusement & Recreation--(2.6%)
Bally's Grand, Inc., Series B, 10.375%
  12/15/03                                       250,000      255,000
Boyd Gaming Corp., 10.750% 09/01/03              500,000      522,500
Trump Taj Mahal Funding, Inc., PIK, 11.350%
  11/15/99                                       500,000      481,250
                                                              --------
                                                            1,258,750
                                                              --------
Health Services--(3.9%)
GranCare, Inc., 9.375% 09/15/05                 500,000       505,000
Integrated Health Services, Inc., 10.750%
  07/15/04                                      250,000       267,500
ORNDA Health Corp., 11.375% 08/15/04            250,000       280,625
Tenet Healthcare Corp., 10.125% 03/01/05        750,000       830,625
                                                              --------
                                                            1,883,750
                                                              --------
Hotels, Camps & Lodging--(0.5%)
HMH Properties, Inc., 9.500% 05/15/05           250,000       255,000
                                                              --------

                  See Notes to Investment Portfolio.

Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund / December 31, 1995
                                                   Par         Value
                                                 -------   ----------
Transportation, Communication, Electric,
  Gas & Sanitary Services--(14.0%)
Air Transportation--(0.7%)
United Airlines, Inc., 9.200% 03/22/08          $284,479  $   325,822
                                                              --------
Communications--(12.8%)
Bell Cablemedia PLC, stepped coupon,
  (11.950% 07/15/99) 07/15/04 (a) (c)            400,000      283,000
Cablevision Systems Corp., 10.750% 04/01/04      250,000      263,750
Cellular Communications Units, (b) 08/15/00
  (d)                                            250,000      153,750
Comcast Corp., 9.125% 10/15/06                   750,000      780,938
Comcast Cable Partners Ltd., stepped coupon,
  (11.200% 11/15/00) 11/15/07 (a) (c)            500,000      290,000
Continental Cablevision, Inc., 11.000%
  06/01/07                                       500,000      559,375
Lenfest Communications, Inc., 8.375%
  11/01/05                                       400,000      400,000
NWCG Holding Corp., (b) 06/15/99                 425,000      293,250
Paging Network, Inc., 10.125% 08/01/07           500,000      545,000
PanAmSat Corp., stepped coupon (11.375%
  08/01/98) 08/01/03 (a)                         500,000      407,500
SCI Television, Inc., 11.000% 06/30/05           250,000      265,625
Sinclair Broadcast Group, Inc., 10.000%
  09/30/05                                       250,000      255,625
Tele-Communications, Inc., 7.375% 02/15/00       800,000      829,976
Videotron Holding PLC, stepped coupon,
  (11.000% 08/15/00) 08/15/05 (a)(c)             250,000      155,625
Young Broadcasting Corp., 11.750% 11/15/04       650,000      727,187
                                                              --------
                                                            6,210,601
                                                              --------
Gas Services--(0.5%)
California Energy Co., Inc., 9.875% 06/30/03     250,000      261,250
                                                              --------
Wholesale Trade--(0.8%)
Nondurable Goods
Revlon Worldwide Corp., (b) 03/15/98             500,000      370,000
                                                              --------
Total Corporate Fixed-Income
  Bonds & Notes (Cost $18,035,172)                         18,699,225
                                                              --------
                            Currency
                             Abbrev             Par           Value
                             ------          ---------     -----------
Foreign Government & Agency Obligations--(29.8%)
Government of Finland
  9.500% 03/15/04             FM            10,000,000    $ 2,592,797
Kingdom of Denmark,
  8.000% 05/15/03             DK            28,118,000      5,378,613
Republic of Poland
  (Brady), Past Due
  Interest, stepped
  coupon, (4.000%
  10/27/96) 3.750%
  10/27/14 (e)                PL             1,705,000      1,095,463
Republic of South
  Africa, 12.000%
  02/28/05                    SA             4,000,000        974,023
Treasury Corp. of
  Victoria., 12.000%
  09/22/01                    A$             1,600,000      1,403,298
United Kingdom Treasury,
  10.000% 09/08/03            UK               870,800      1,565,612
Western Australia
  Treasury, 12.000%
  08/01/01                    A$             1,603,000      1,402,524
                                                          -----------
Total Foreign Government & Agency Obligations
  (Cost $14,072,492)                                       14,412,330
                                                            ---------
U.S. Government & Agency Obligations--(26.0%)
Federal Home Loan Mortgage
  Corp., CMO, 9.500%
  04/15/19                                      32,556         33,644
MDC Mortgage Funding Corp.,
  CMO, 8.850% 03/20/18                         218,388        228,624
U.S. Treasury Bonds, 8.000%
  08/15/99                                   3,823,000      4,153,919
U.S. Treasury Notes,
  11.875% 11/15/03                           5,845,000      8,165,640
                                                            ---------
Total U.S. Government &
  Agency Obligations
  (Cost $11,984,294)                                       12,581,827
                                                            ---------
Total Investments--(94.5%)
  (Cost $44,091,958)(f)                                    45,693,382
                                                            ---------
Short-Term Obligations--(2.9%)
Repurchase agreement with
  Bankers Trust Securities
  Corp., dated 12/29/95, due
  01/02/96 at 5.70%,
  collateralized by U.S.
  Treasury notes with various
  maturities to 2000, market
  value $1,090,890 (repurchase
  proceeds $1,068,676)                        1,068,000    1,068,000
                                                 ------      -------

                      See Notes to Investment Portfolio.

Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund / December 31, 1995

                                      Par         Value
                                     -------   -----------
Short-Term Obligations--continued
Repurchase agreement with Chase
  Securities, Inc., dated
  12/29/95, due 01/02/96 at
  5.500%, collateralized by a
  U.S. Treasury note maturing in
  1996, market value $356,870
  (repurchase proceeds $349,213)   $349,000    $   349,000
                                                 ---------
                                                 1,417,000
                                                 ---------
Forward Currency Contracts--(0.0)(g)                (4,039)
Other Assets & Liabilities, Net--(2.6%)          1,228,144
                                                 ---------
Net Assets--(100%)                             $48,334,487
                                                 =========


Notes to investment portfolio:

(a) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

(b) Zero coupon bond.

(c) This is a British security. Par amount is stated in U.S. dollars.

(d) Each unit consists of one bond and one warrant to purchase shares of common stock.

(e) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

(f) Cost for federal income tax purposes is $44,094,902. Gross unrealized appreciation and depreciation at December 31, 1995 is as follows:

         Gross unrealized appreciation          $1,664,746
         Gross unrealized depreciation             (66,266)
                                                  ---------
         Net unrealized appreciation            $1,598,480
                                                  =========

(g) As of December 31, 1995, the Fund had entered into the following forward currency exchange contracts:

                                                   Net Unrealized
                                                    Appreciation
    Contracts                        Settlement    (Depreciation)
   to deliver       In exchange for      Date         (U.S. $)
 ----------------   ---------------     --------   --------------
DK      3,778,240     USD   675,591    01/05/96       $(3,249)
FM      3,016,915     USD   702,589    01/05/96        10,810
DK     11,508,907     USD 2,064,082    02/05/96        (5,450)
UK        515,255     USD   792,122    02/05/96        (6,150)
                                                     ------------
                                                      $(4,039)
                                                     ============
        Acronym                      Name
       ----------   ------------------------------------
       PIK            Payment-in-Kind
       CMO            Collateralized Mortgage Obligation

                      Summary of Securities by Currency

                Currency
Currency           Value       Value      % of Total
--------------     ------    ----------   -----------
United States              $31,281,052        68.5%
Denmark             DK       5,378,613        11.8
Australia           A$       2,805,822         6.1
Finland             FM       2,592,797         5.7
United Kingdom      UK       1,565,612         3.4
Poland              PL       1,095,463         2.4
South Africa        SA         974,023         2.1
                             ----------   -----------
                           $45,693,382       100.0%
                             ==========   ===========

       Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund / December 31, 1995

Assets:
Investments, at market value (Identified cost $44,091,958)                          $45,693,382
Short-term obligations                                                                1,417,000
Dividends and interest receivable                                                     1,256,699
Receivable for investments sold                                                         252,691
Receivable for fund shares sold                                                           7,351
Unamortized organization expenses                                                        13,940
Other assets                                                                              5,093
                                                                                      ----------
  Total assets                                                                       48,646,156
                                                                                      ----------
Liabilities:
Payable for fund shares repurchased                                                     237,225
Payable for investments purchased                                                        13,093
Unrealized on forward currency exchange contracts                                         4,039
Management fee payable                                                                   30,694
Accrued expenses payable                                                                 25,448
Other liabilities                                                                         1,170
                                                                                      ----------
  Total liabilities                                                                     311,669
                                                                                      ----------
Net assets                                                                          $48,334,487
                                                                                      ==========
Net assets represented by:
 Paid-in capital                                                                    $46,813,546
 Accumulated overdistributed net investment income                                      (68,878)
 Accumulated net realized losses on investments and foreign currency
  transactions                                                                           (1,269)
 Net unrealized appreciation on investments and foreign currency transactions         1,591,088
                                                                                      ----------
Total net assets applicable to outstanding shares of beneficial interest            $48,334,487
                                                                                      ==========
Shares of beneficial interest outstanding                                             4,396,075
                                                                                      ==========
Net asset value per share                                                                $10.99
                                                                                      ==========


STATEMENT OF OPERATIONS
For the Year ended December 31, 1995

Investment income:
Interest income                                                                           $2,496,412
                                                                                            ---------
Expenses:
 Management fee                                                                              181,811
 Bookkeeping fee                                                                              27,000
 Transfer agent fee                                                                            7,500
 Audit fee                                                                                    20,000
 Printing expense                                                                              3,097
 Trustees' expense                                                                             3,540
 Custodian fee                                                                                 7,115
 Legal fee                                                                                     3,119
 Amortization of organization expense                                                          3,971
 Miscellaneous expense                                                                         5,871
                                                                                            ---------
  Total expenses                                                                             263,024
                                                                                            ---------
Less:
 Expenses reimbursable by Manager                                                            (27,470)
                                                                                            ---------
Net expenses                                                                                 235,554
                                                                                            ---------
Net investment income                                                                      2,260,858
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized gains on investments                                                           356,528
 Net realized losses on foreign currency transactions                                        (89,581)
 Change in unrealized appreciation on investments and foreign currency transactions        1,745,890
                                                                                            ---------
Net increase in net assets resulting from operations                                      $4,273,695
                                                                                            =========

                      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund

                                                                                     Year            Period
                                                                                     Ended           Ended
                                                                                 December 31,     December 31,
                                                                                     1995            1994*
                                                                                  -------------   ------------
Operations:
 Net investment income                                                           $  2,260,858     $   409,250
 Net realized gains (losses) on investments                                           356,528        (131,439)
 Net realized gains (losses) on foreign currency transactions                         (89,581)          2,133
 Change in unrealized appreciation (depreciation) on investments and foreign
   currency transactions                                                            1,745,890        (154,802)
                                                                                   -----------      ----------
 Net increase in net assets resulting from operations                               4,273,695         125,142
                                                                                   -----------      ----------
Distributions declared from:
 Net investment income                                                             (2,313,068)       (409,250)
 Distributions in excess of net investment income                                          --          (1,787)
 Net realized gains on investments                                                   (140,532)        (13,259)
                                                                                   -----------      ----------
  Total distributions                                                              (2,453,600)       (424,296)
                                                                                   -----------      ----------
Fund share transactions:
 Proceeds from fund shares sold                                                    17,078,534      13,468,257
 Receipts for shares issued in acquisition of SteinRoe Managed Income Fund         37,220,278              --
 Cost of fund shares repurchased                                                  (23,580,161)       (251,258)
 Distributions reinvested                                                           2,453,600         424,296
                                                                                   -----------      ----------
Net increase in net assets resulting from fund share transactions                  33,172,251      13,641,295
                                                                                   -----------      ----------
Total increase in net assets                                                       34,992,346      13,342,141
Net assets:
 Beginning of period                                                               13,342,141               0
                                                                                   -----------      ----------
 End of period                                                                   $ 48,344,487     $13,342,141
                                                                                   ===========      ==========
Accumulated overdistributed net investment income included in ending net
  assets                                                                         $    (68,878)    $   (13,029)
                                                                                   ===========      ==========
Analysis of changes in shares of beneficial interest:
 Shares sold                                                                        1,586,240       1,344,428
 Issued in acquisition of SteinRoe Managed Income Fund                              3,302,598              --
 Shares redeemed                                                                   (2,079,174)        (25,182)
 Distributions reinvested                                                             223,869          43,296
                                                                                   -----------      ----------
Net increase                                                                        3,033,533       1,362,542
                                                                                   ===========      ==========

* For the period from the commencement of operations July 5, 1994 to December 31, 1994.

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (a)
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund

                                                                           Year             Period
                                                                           Ended            Ended
                                                                       December 31,      December 31,
                                                                       -------------   ---------------
                                                                           1995            1994***
                                                                       -------------   ---------------
Per share operating performance:
Net asset value, beginning of period                                      $  9.79          $ 10.00
                                                                         -----------      -------------
Net investment income                                                        0.55             0.30
Net realized and unrealized gains (losses) on investments and
  foreign currency transactions                                              1.24            (0.19)
                                                                         -----------      -------------
Total from investment operations                                             1.79             0.11
                                                                         -----------      -------------
Less distributions:
 Dividends from net investment income                                       (0.56)           (0.31)
 Distributions from net realized gains on investments                       (0.03)           (0.01)
                                                                         -----------      -------------
Total distributions                                                         (0.59)           (0.32)
                                                                         -----------      -------------
Net asset value, end of period                                            $ 10.99          $  9.79
                                                                         ===========      =============
Total return:
Total investment return (b)(c)                                              18.30%            1.10%**
Ratios/supplemental data:
Net assets, end of period (000)                                           $48,334          $13,342
Ratio of net expenses to average net assets (e)                              0.84%(d)         1.00%*
Ratio of net investment income to average net assets (c)                     8.08%(d)         7.33%*
Portfolio turnover ratio                                                      281%              94%**

  * Annualized

 ** Not Annualized

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Computed giving effect to Manager's expense limitation undertaking.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year ratios are net of benefits received, if any.

(e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.94% and 1.60% (annualized), respectively.

Federal Income Tax Information (unaudited)
1.7% of the gain distribution recorded in December 1995 and paid in January 1996 was derived from long-term gains.

                      See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund For Growth / December 31, 1995

                                   Shares       Value
                                     -----   -----------
COMMON STOCKS--(96.1%)
Finance, Insurance & Real Estate--(14.5%)
Depository Institutions--(8.1%)
BancOne Corp.                       5,500    $  207,625
BankAmerica Corp.                  14,800       958,300
First Union Corp.                   2,800       155,750
Mellon Bank Corp.                   6,300       338,625
Nations Bank Corp.                 13,600       946,900
Wells Fargo & Co.                   4,000       864,000
                                               ---------
                                              3,471,200
                                               ---------
Insurance Carriers--(2.2%)
Allstate Corp.                     11,124       457,474
CIGNA Corp.                         2,800       289,100
Old Republic International Corp.    5,700       202,350
Providian Corp.                       300        12,225
                                               ---------
                                                961,149
                                               ---------
Nondepository Credit Institutions--(1.7%)
Beneficial Corp.                   15,400       718,025
                                               ---------
Security Brokers & Dealers--(2.5%)
A.G. Edwards, Inc.                 22,200       530,025
Bear Stearns Cos., Inc.            19,000       377,625
Travelers Group, Inc.               2,700       169,763
                                               ---------
                                              1,077,413
                                               ---------
Manufacturing--(53.9%)
Chemicals--(11.3%)
Abbott Laboratories                 1,700        70,975
Bristol-Myers Squibb Co.           13,700     1,176,487
Clorox Co.                          8,500       608,812
Eastman Chemical Co.                7,200       450,900
Ecolab, Inc.                        4,200       126,000
Johnson & Johnson                  14,500     1,241,562
Merck & Co., Inc.                  12,600       828,450
Morton International, Inc.          1,300        46,638
Procter & Gamble Co.                3,100       257,300
Terra Industries, Inc.              3,500        49,438
                                               ---------
                                              4,856,562
                                               ---------
Electronic & Electrical Equipment--(3.8%)
Micron Technology, Inc.             9,000       356,625
Novellus Systems, Inc. (a)            800        43,200
Read-Rite Corp. (a)                32,500       755,625
Texas Instruments, Inc.             3,800       195,700
Thomas & Betts Corp.                4,100       302,375
                                               ---------
                                              1,653,525
                                               ---------
Fabricated Metal--(1.3%)
Parker-Hannifin Corp                3,400       116,450
Snap-On, Inc.                       9,900       447,975
                                               ---------
                                                564,425
                                               ---------
Food & Kindred Products--(6.0%)
Campbell Soup Co.                   3,300    $  198,000
Heinz (H.J.) Co.                    3,900       129,187
IBP, Inc.                          12,800       646,400
PepsiCo, Inc.                       2,200       122,925
Phillip Morris Co., Inc.            2,800       253,400
Ralston-Ralston Purina Group       12,600       785,925
Sara Lee Corp.                     14,300       455,813
                                               ---------
                                              2,591,650
                                               ---------
Furniture & Fixtures--(1.4%)
Johnson Controls, Inc.              5,900       405,625
Leggett & Platt, Inc.               7,700       186,725
                                               ---------
                                                592,350
                                               ---------
Machinery & Computer Equipment--(8.9%)
AGCO Corp.                            300        15,300
Applied Materials, Inc. (a)        21,000       826,875
Case Corp.                          2,400       109,800
Compaq Computer Corp. (a)           4,400       211,200
Dell Computer Corp. (a)            16,000       554,000
Dover Corp.                           600        22,125
Hewlett-Packard Co.                11,000       921,250
International Business Machines
  Corp.                             7,900       724,825
Seagate Technology, Inc. (a)        8,800       418,000
Storage Technology Corp. (a)          900        21,375
                                               ---------
                                              3,824,750
                                               ---------
Measuring & Analyzing Instruments--(3.9%)
Becton, Dickinson & Co.             4,300       322,500
Honeywell, Inc.                     1,100        53,487
Millipore Corp.                    17,600       723,800
Tektronix, Inc.                    11,600       569,850
                                               ---------
                                              1,669,637
                                               ---------
Miscellaneous Manufacturing--(2.2%)
Callaway Golf Co.                  20,600       466,075
Jostens, Inc.                      19,900       482,575
                                               ---------
                                                948,650
                                               ---------
Paper & Paper Mills--(1.3%)
Champion International Corp.       11,100       466,200
Consolidated Papers, Inc.           2,000       112,250
                                               ---------
                                                578,450
                                               ---------
Petroleum Refining--(7.2%)
Amoco Corp.                         5,600       402,500
Atlantic Richfield Co.              4,200       465,150
Exxon Corp.                        16,100     1,290,012
Mobil Corp.                         8,400       940,800
                                               ---------
                                              3,098,462
                                               ---------

           See Notes to Investment Portfolio.

Keyport Variable Investment Trust Colonial-Keyport U.S. Fund For Growth / December 31, 1995
                                    Shares       Value
                                     -----   -----------
Printing & Publishing--(1.6%)
Tribune Co.                         6,400    $  391,200
Washington Post Co.                 1,000       282,000
                                               ---------
                                                673,200
                                               ---------
Rubber & Plastic--(0.8%)
Nike, Inc., Class B                 5,200       362,050
                                               ---------
Stone, Clay, Glass & Concrete--(1.7%)
Owens-Corning Fiberglas Corp.
  (a)                              16,600       744,925
                                               ---------
Transportation Equipment--(2.5%)
General Dynamics Corp.              4,400       260,150
PACCAR, Inc.                        3,100       130,588
Teledyne, Inc.                     26,200       671,375
                                               ---------
                                              1,062,113
                                               ---------
Mining & Energy--(0.8%)
Oil & Gas Extraction
Sonat Offshore Drilling Co.         7,700       344,575
                                               ---------
Retail Trade--(3.8%)
Apparel & Accessory Stores--(2.0%)
TJX Companies, Inc.                44,300       836,163
                                               ---------
Food Stores--(0.5%)
Kroger Corp. (a)                    4,800       180,000
Vons Cos. (a)                         800        22,600
                                               ---------
                                                202,600
                                               ---------
Miscellaneous Retail--(1.1%)
Eckerd Corp. (a)                      800        35,700
Rite Aid Corp.                      8,800       301,400
Walgreen Co.                        4,800       143,400
                                               ---------
                                                480,500
                                               ---------
Restaurants--(0.2%)
Luby's Cafeterias, Inc.             4,600       102,350
                                               ---------
Services--(3.1%)
Business Services--(2.1%)
Computer Associates
  International, Inc.              15,800       898,625
                                               ---------
Motion Pictures--(1.0%)
King World Productions, Inc. (a)   11,100       431,513
                                               ---------
Transportation, Communication, Electric, Gas & Sanitary
  Services--(19.0%)
Air Transportation--(2.7%)
AMR Corp. (a)                       2,100       155,925
Delta Air Lines, Inc.               1,600       118,200
Northwest Airlines Corp. Class A
  (a)                               5,700       290,700
UAL, Inc. (a)                       3,200       571,200
                                               ---------
                                              1,136,025
                                               ---------
Communications--(9.4%)
Ameritech Corp.                    16,300    $  961,700
Bell Atlantic Corp.                 2,700       180,562
BellSouth Corp.                     2,800       121,800
Century Telephone Enterprises,
  Inc.                              3,800       120,650
Compuware Corp. (a)                 5,000        92,500
GTE Corp.                          12,300       541,200
NYNEX Corp.                         6,600       356,400
Southwestern Bell Corp.            12,700       730,250
Sprint Corp.                       23,900       953,013
                                               ---------
                                              4,058,075
                                               ---------
Electric Services--(3.2%)
Central & South West Corp.         10,900       303,837
Consolidated Edison Co. of New
  York                              2,700        86,400
NIPSCO Industries, Inc.               800        30,600
Ohio Edison Co.                    15,900       373,650
Rochester Gas & Electric Corp.      3,200        72,400
San Diego Gas & Electric Co.       18,400       437,000
Unicom Corp.                        2,100        68,775
                                               ---------
                                              1,372,662
                                               ---------
Gas Services--(2.7%)
Consolidated Natural Gas Co.        7,000       317,625
Pacific Enterprises                 3,500        98,875
Panhandle Eastern Corp.             3,200        89,200
Williams Companies, Inc.           14,900       653,738
                                               ---------
                                              1,159,438
                                               ---------
Water Transportation--(1.0%)
Tidewater, Inc.                    14,200       447,300
                                               ---------
Wholesale Trade--(1.0%)
Durable Goods--(0.7%)
AVNET INC                           6,900       308,775
                                               ---------
Nondurable Goods--(0.3%)
Supervalu, Inc.                     3,600       113,400
                                               ---------
Total Common Stocks
  (Cost $37,199,682)                         41,340,537
                                               ---------
PREFERRED STOCKS--(0.0%)
Manufacturing--(0.0%)
Transportation Equipment--(0.0%)
Teledyne, Inc. Series E (Cost
  $3,864)                             262         3,766
                                               ---------
Total Investments--(96.1%)
  (Cost $37,203,546) (b)                     41,344,303
                                               ---------


                        See Notes to Investment Portfolio.

Keyport Variable Investment Trust Colonial-Keyport U.S. Fund For Growth / December 31, 1995

                                     Par       Value
                                    -------   --------
SHORT-TERM OBLIGATIONS--(3.5%)
Repurchase agreement with
  Bankers Trust Securities
  Corp. dated 12/29/95, due
  1/02/96 at 5.700%
  collateralized by U.S.
  Treasury notes with various
  maturities to 2000, market
  value $1,016,330 (repurchase
  proceeds $995,630)              $995,000    $995,000
                                                ------

                                      Par        Value
                                     -------   ---------
Repurchase agreement with Chase
  Securities, Inc., dated
  12/29/95, due 1/02/96 at
  5.500% collateralized by a
  U.S. Treasury note maturing in
  1996, market value $541,960
  (repurchase proceeds $530,324)   $530,000   $  530,000
                                                 -------
Total Short-Term Obligations                   1,525,000
                                                 -------
Other Assets & Liabilities, Net--(0.4%)          148,049
                                                 -------
Net Assets--(100%)                           $43,017,352
                                                 =======

(a) Non-income producing security.

(b) The cost of investments for federal income tax purposes is $37,204,116. Gross unrealized appreciation and depreciation at December 31, 1995 is as follows:

         Gross unrealized appreciation          $ 5,377,004
         Gross unrealized depreciation           (1,236,817)
                                                  ----------
         Net unrealized appreciation            $ 4,140,187
                                                  ==========

                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund for Growth / December 31, 1995

Assets:
Investments, at market value (Identified cost $37,203,546)                 $41,344,303
Short-term obligations                                                       1,525,000
Receivable for fund shares sold                                                147,809
Dividends and interest receivable                                               77,466
Unamortized organization expenses                                               13,940
Other assets                                                                     1,481
                                                                             ----------
  Total assets                                                              43,109,999
                                                                             ----------
Liabilities:
Payable for fund shares repurchased                                             36,416
Management fee payable                                                          32,720
Accrued expenses payable                                                        23,511
                                                                             ----------
  Total liabilities                                                             92,647
                                                                             ----------
Net assets                                                                 $43,017,352
                                                                             ==========
Net assets represented by:
 Paid-in capital                                                           $38,912,494
 Accumulated overdistributed net investment income                             (35,328)
 Accumulated net realized losses on investments                                   (571)
 Net unrealized appreciation on investments                                  4,140,757
                                                                             ----------
Total net assets applicable to outstanding shares of beneficial
  interest                                                                 $43,017,352
                                                                             ==========
Shares of beneficial interest outstanding                                    3,479,438
                                                                             ==========
Net asset value per share                                                       $12.36
                                                                             ==========


STATEMENT OF OPERATIONS
For the Year ended December 31, 1995

Investment income:
Dividends                                               $  715,847
Interest income                                             94,757
                                                          --------
  Total investment income                                  810,604
                                                          --------
Expenses:
 Management fee                                            237,547
 Bookkeeping fee                                            27,000
 Transfer agent fee                                          7,500
 Audit fee                                                  20,000
 Printing expense                                            1,174
 Trustees' expense                                           3,059
 Custodian fee                                               7,888
 Legal fee                                                   1,676
 Amortization of organization expense                        3,971
 Miscellaneous expense                                       8,131
                                                          --------
  Total expenses                                           317,946
                                                          --------
Less:
 Expenses reimbursable by Manager                          (19,671)
                                                          --------
Net expenses                                               298,275
                                                          --------
Net investment income                                      512,329
Realized and unrealized gains on investments:
 Net realized gains on investments                       2,620,298
 Change in unrealized appreciation on investments        3,846,518
                                                          --------
Net increase in net assets resulting from operations    $6,979,145
                                                          ========

                      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund for Growth

                                                                                Year           Period
                                                                               Ended           Ended
                                                                            December 31,    December 31,
                                                                                1995           1994*
                                                                            ------------    ------------
Operations:
 Net investment income                                                      $   512,329     $   130,873
 Net realized gains on investments                                            2,620,298          43,388
 Change in unrealized appreciation on investments                             3,846,518         294,239
                                                                              ----------      ----------
Net increase in net assets resulting from operations                          6,979,145         468,500
                                                                              ----------      ----------
Distributions declared from:
 Net investment income                                                         (518,493)       (130,873)
 In excess of net investment income                                                  --         (29,164)
 Net realized gains on investments                                           (2,576,965)        (43,388)
 In excess of net realized gains on investments                                      --         (43,904)
                                                                              ----------      ----------
Total distributions                                                          (3,095,458)       (247,329)
                                                                              ----------      ----------
Fund share transactions:
 Proceeds from fund shares sold                                              26,906,230      15,205,777
 Cost of fund shares repurchased                                             (6,240,626)       (301,674)
 Distributions reinvested                                                     3,095,458         247,329
                                                                              ----------      ----------
Net increase in net assets resulting from fund share transactions            23,761,062      15,151,432
                                                                              ----------      ----------
Total increase in net assets                                                 27,644,749      15,372,603
Net assets:
 Beginning of period                                                         15,372,603               0
                                                                              ----------      ----------
 End of period                                                              $43,017,352     $15,372,603
                                                                              ==========      ==========
Accumulated overdistributed net investment income included in ending net
  assets                                                                    $   (35,328)    $   (29,164)
                                                                              ==========      ==========
Analysis of changes in shares of beneficial interest:
 Shares sold                                                                  2,240,739       1,501,690
 Shares redeemed                                                               (508,643)        (28,803)
 Distributions reinvested                                                       250,442          24,013
                                                                              ----------      ----------
Net increase                                                                  1,982,538       1,496,900
                                                                              ==========      ==========

* For the period from the commencement of operations July 5, 1994 to December 31, 1994.

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (a)
Keyport Variable Investment Trust Colonial-Keyport U.S. Fund for Growth

                                                               Year             Period
                                                               Ended             Ended
                                                           December 31,      December 31,
                                                            -------------   ---------------
                                                               1995             1994***
                                                            -------------   ---------------
Per share operating performance:
Net asset value, beginning of period                          $ 10.27           $ 10.00
                                                             -----------      -------------
Net investment income                                            0.21              0.09
Net realized and unrealized gains on investments                 2.84              0.35
                                                             -----------      -------------
Total from investment operations                                 3.05              0.44
                                                             -----------      -------------
Less distributions:
 Dividends from net investment income                           (0.16)            (0.11)
 Distributions from net realized gains on investments           (0.80)            (0.06)
                                                             -----------      -------------
Total Distributions                                             (0.96)            (0.17)
                                                             -----------      -------------
Net asset value, end of period                                $ 12.36           $ 10.27
                                                             ===========      =============
Total return:
 Total investment return (b)(c)                                 29.70%             4.40%**
Ratios/supplemental data:
Net assets, end of period (000)                               $43,017           $15,373
Ratio of net expenses to average net assets (d)                  1.00%(e)          1.00%*
Ratio of net investment income to average net assets
  (b)                                                            1.72%(e)          2.16%*
Portfolio turnover ratio                                          115%               52%**

 * Annualized

** Not Annualized

*** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Computed giving effect to Manager's expense limitation undertaking.

(c) Total return at net asset value assuming all distributions reinvested.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year ratios are net of benefits received, if any.

Federal Income Tax Information (unaudited)
15.7% of the gain distribution recorded in December 1995 and paid in January 1996 was derived from long-term gains.

                      See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Newport-Keyport Tiger Fund / December 31,
1995

                                        Country
                                        Abbrev.    Shares      Value
                                          ------    ------   ----------
COMMON STOCKS--(92.0%)
Finance, Insurance & Real Estate--(39.3%)
Depository Institutions--(20.0%)
Bank of Ayudhya Ltd.                       Th      47,000    $  263,081
Development Bank of Singapore Ltd.         Si      54,000       671,993
HSBC Holdings PLC                          HK      46,200       699,050
Hang Seng Bank                             HK      83,600       748,697
Overseas-Chinese Banking Corp. Ltd.        Si      51,000       638,266
Public Bank Berhard                        Ma     155,000       296,692
Thai Farmers Bank Ltd.                     Th      48,000       484,002
                                                             ----------
                                                              3,801,781
                                                             ----------
Holdings & Other Investment Companies--(2.2%)
Singapore Technologies                     Si     140,000       316,765
Taiwan Fund, Inc.                          Tw       5,250       107,625
                                                             ----------
                                                                424,390
                                                             ----------
Nondepository Credit Institutions--(0.8%)
Manhattan Card Co. Ltd.                    HK     340,000       145,102
                                                             ----------
Real Estate--(13.4%)
Cheung Kong Holdings Ltd.                  HK     113,000       688,303
City Developments Ltd.                     Si      65,000       473,379
Land and House Co. Ltd.                    Th      15,000       246,526
Sun Hung Kai Properties Ltd.               HK      75,000       613,482
Wharf Holdings                             HK     157,000       522,826
                                                             ----------
                                                              2,544,516
                                                             ----------
Security Brokers & Dealers--(2.9%)
Guoco Group Ltd.                           HK     114,000       549,913
                                                             ----------
Manufacturing--(19.2%)
Apparel--(2.1%)
Giordano International Ltd.                HK     458,000       390,922
                                                             ----------
Chemicals--(0.9%)
Pt Kalbe Farma                             In      36,500       123,715
Pt Darya Varia Laboratoria (a)             In      22,000        39,930
                                                             ----------
                                                                163,645
                                                             ----------
Electronic & Electrical Equipment--(3.2%)
Hutchison Whampoa Ltd.                     HK     100,000       609,117
                                                             ----------
Fabricated Metal--(1.6%)
Kian Joo Can Factory Berhard               Ma      72,000       297,755
                                                             ----------
Food & Kindred Products--(1.2%)
PT Mayora Indah (a)                        In     321,000       231,642
                                                             ----------
Machinery & Computer Equipment--(1.1%)
PT Modern Photo Film (a)                   In      36,500       211,513
                                                             ----------
Petroleum Refining--(0.9%)
Nylex Malaysia Berhard                     Ma      58,000       175,896
                                                             ----------
Primary Metal--(0.9%)
Pohang Iron & Steel Co. Ltd.               Ko       8,000    $  175,000
                                                             ----------
Printing & Publishing--(4.0%)
Singapore Press Holdings Ltd.              Si      42,800       756,558
                                                             ----------
Stone, Clay, Glass & Concrete--(1.5%)
Siam Cement Co. Ltd.                       Th       5,000       277,094
                                                             ----------
Transportation Equipment--(1.8%)
Keppel Corp. (a)                           Si      38,000       338,542
                                                             ----------
Mining & Energy--(4.3%)
Oil & Gas Extraction
Hong Kong and China Gas Co. Ltd.           HK     426,000       685,897
Petronas Gas Berhard                       Ma      40,000       136,274
                                                             ----------
                                                                822,171
                                                             ----------
Retail Trade--(3.4%)
Auto Dealers & Gas Stations
Cycle & Carriage Ltd.                      Si      65,000       648,024
                                                             ----------
Services--(2.2%)
Hotels, Camps & Lodging
Genting Berhard (b)                        Ma      51,000       425,837
                                                             ----------
Transportation, Communication, Electric, Gas & Sanitary
  Services--(18.3%)
Air Transportation--(3.1%)
Swire Pacific Ltd., Series A               HK      75,000       581,959
                                                             ----------
Communications--(9.6%)
Advanced Information Services              Th      23,000      407,225
Hong Kong Telecommunications Ltd.          HK     319,200      569,668
PT Indosat                                 In      72,000      261,360
Philippine Long Distance Telephone,
  ADR                                      Ph       2,200      119,075
Telekom Malaysia Berhard                   Ma      59,000      460,102
                                                             ----------
                                                             1,817,430
                                                             ----------
Electric Services--(4.4%)
Hong Kong Electric Holdings Ltd.           HK     148,000      485,199
Korea Electric Power Corp., ADR (a)        Ko      13,000      347,750
                                                             ----------
                                                               832,949
                                                             ----------
Water Transportation--(1.2%)
Shun Tak Holdings Ltd.                     HK     316,000      222,722
                                                             ----------
Wholesale Trade--(5.3%)
Durable Goods
China Steel Corp., GDS (a)                 Tw       2,000       34,750
Citic Pacific Ltd. (a)                     HK     196,000      670,443
Sime Barby Berhard                         Ma     117,000      311,048
                                                             ----------
                                                             1,016,241
                                                             ----------

                        See Notes to Investment Portfolio.

Keyport Variable Investment Trust Newport-Keyport Tiger Fund / December 31,
1995

                                     Shares        Value
                                     --------   -----------
Total Investments
  (Cost $15,718,002) (c)                        $17,460,719
                                                  ---------
                                       Par
                                     --------
SHORT-TERM OBLIGATIONS--(9.5%)
Repurchase agreement with Chase
  Securities, Inc., dated
  12/29/95, due 01/02/96 at
  5.500%, collateralized by a
  U.S. Treasury note maturing in
  1996, market value $159,533
  (repurchase proceeds $154,094)  $  154,000        154,000
Repurchase agreement with J.P.
  Morgan Securities Corp., dated
  12/29/95, due 01/02/96 at
  5.625%, collateralized by a
  U.S. Treasury note maturing in
  1998, market value $1,685,711
  (repurchase proceeds
  $1,651,031)                      1,650,000      1,650,000
                                                  ---------
Total Short-Term Obligations                      1,804,000
                                                  ---------
OTHER ASSETS & LIABILITIES--(-1.5%)                (287,265)
                                                  ---------
Net Assets--(100%)                              $18,977,454
                                                  =========

Notes to investment portfolio:

(a) Non-income producing.

(b) Genting Berhard is a restricted security which was acquired on May 2, 1995 and May 19, 1995 at a cost of $484,912. The fair value is determined under the direction of the Trustees. This security represents 2.2% of the Fund's net assets at December 31, 1995.

(c) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1995 is as follows:

         Gross unrealized appreciation          $1,997,654
         Gross unrealized depreciation            (254,937)
                                                  ---------
         Net unrealized appreciation            $1,742,717
                                                  =========

 Acronym                     Name
----------      -----------------------------
 ADR           American Depository Receipts
 GDS             Global Depository Shares

                       Summary of Securities by Country

               Country       Value      % of Total
                 ------    ----------   -----------
Hong Kong         HK     $ 8,183,300        46.9%
Singapore         Si       3,843,527        22.0
Malaysia          Ma       2,103,604        12.0
Thailand          Th       1,677,928         9.6
Indonesia         In         868,160         5.0
South Korea       Ko         522,750         3.0
Taiwan            Tw         142,375         0.8
Philippines       Ph         119,075         0.7
                           ----------   -----------
                         $17,460,719         100%
                           ==========   ===========

        Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Newport-Keyport Tiger Fund / December 31,
1995

Assets:
Investments, at market value (Identified cost $15,718,002)                         $17,460,719
Short-term obligations                                                               1,804,000
Cash (including foreign currencies)                                                        519
Receivable for fund shares sold                                                         67,203
Dividends and interest receivable                                                       23,986
                                                                                     ----------
  Total assets                                                                      19,356,427
                                                                                     ----------
Liabilities:
Payable for investments purchased                                                      321,056
Payable for fund shares repurchased                                                     10,047
Management fee payable                                                                  13,902
Accrued expenses payable                                                                33,968
                                                                                     ----------
  Total liabilities                                                                    378,973
                                                                                     ----------
Net assets                                                                         $18,977,454
                                                                                     ==========
Net assets represented by:
 Paid-in capital                                                                   $17,328,605
 Accumulated overdistributed net investment income                                     (93,375)
 Accumulated net realized losses on investments and foreign currency
  transactions                                                                            (137)
 Net unrealized appreciation on investments and foreign currency transactions        1,742,361
                                                                                     ----------
Total net assets applicable to shares of beneficial interest outstanding           $18,977,454
                                                                                     ==========
Shares of beneficial interest outstanding                                            8,326,917
                                                                                     ==========
Net asset value per share                                                                $2.28
                                                                                     ==========


STATEMENT OF OPERATIONS
For the period from the commencement of operations May 1, 1995 to December 31, 1995

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $12,789)           $  162,027
Interest income                                                                           94,555
                                                                                        --------
  Total investment income                                                                256,582
                                                                                        --------
Expenses:
 Management fee                                                                           86,228
 Bookkeeping fee                                                                          18,000
 Transfer agent fee                                                                        5,000
 Audit fee                                                                                20,000
 Printing expense                                                                          2,122
 Trustees' expense                                                                         1,769
 Custodian fee                                                                            32,006
 Legal expense                                                                             2,267
 Miscellaneous expense                                                                     3,639
                                                                                        --------
  Total expenses                                                                         171,031
                                                                                        --------
Net investment income                                                                     85,551
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized losses on investments                                                          (75)
 Net realized losses on foreign currency transactions                                    (14,780)
 Change in unrealized appreciation on investments and foreign currency
  transactions                                                                         1,742,361
                                                                                        --------
Net increase in net assets resulting from operations                                  $1,813,057
                                                                                        ========

                      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Newport-Keyport Tiger Fund

                                                                                 Period Ended
                                                                                 December 31,
                                                                                    1995*
                                                                                 ------------
Operations:
 Net investment income                                                           $    85,551
 Net realized losses on investments                                                      (75)
 Net realized losses on foreign currency transactions                                (14,780)
 Unrealized appreciation on investments and foreign currency transactions          1,742,361
                                                                                   ----------
 Net increase in net assets resulting from operations                              1,813,057
                                                                                   ----------
Distributions declared from:
 Net investment income                                                               (85,551)
 In excess of net investment income                                                  (78,657)
                                                                                   ----------
                                                                                    (164,208)
                                                                                   ----------
Fund share transactions:
 Proceeds from fund shares sold                                                   17,964,083
 Cost of fund shares repurchased                                                    (799,686)
 Distributions reinvested                                                            164,208
                                                                                   ----------
Net increase in net assets resulting from fund share transactions                 17,328,605
                                                                                   ----------
Total increase in net assets                                                      18,977,454
Net assets:
 Beginning of period                                                                       0
                                                                                   ----------
 End of period                                                                   $18,977,454
                                                                                   ==========
Accumulated overdistributed net investment income included in ending net
  assets                                                                         $   (93,375)
                                                                                   ==========
Analysis of changes in shares of beneficial interest:
 Shares sold                                                                       8,623,798
 Shares redeemed                                                                    (369,219)
 Distributions reinvested                                                             72,338
                                                                                   ----------
Net increase                                                                       8,326,917
                                                                                   ==========

* For the period from the commencement of operations May 1, 1995 to December 31, 1995.

FINANCIAL HIGHLIGHTS (a)

                                                                                    Period Ended
                                                                                    December 31,
                                                                                    -------------
                                                                                       1995**
                                                                                    -------------
Per share operating performance:
Net asset value, beginning of period                                                   $  2.00
                                                                                      -----------
Net investment income                                                                     0.01
Net realized and unrealized gains on investments and foreign currency
  transactions                                                                            0.29
                                                                                      -----------
Total from investment operations                                                          0.30
                                                                                      -----------
Less distributions from:
 Dividends from net investment income                                                    (0.01)
 In excess of net investment income                                                      (0.01)
                                                                                      -----------
 Total distributions                                                                     (0.02)
                                                                                      -----------
Net asset value, end of period                                                         $  2.28
                                                                                      ===========
Total return:
 Total investment return (b)                                                             15.00%***
Ratios/supplemental data:
Net assets, end of period (000)                                                        $18,977
Ratio of net expenses to average net assets                                               1.79%*(c)
Ratio of net investment income to average net assets                                      0.89%*(c)
Portfolio turnover ratio                                                                    12%

  * Annualized

 ** For the period from the commencement of operations May 1, 1995 to December 31, 1995.

*** Not annualized.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                      See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Accounting Policies

Keyport Variable Investment Trust (the "Trust") an open-end, diversified management investment company, was organized as a Massachusetts business trust on March 4, 1993. At December 31, 1995 the Trust consisted of six series of Funds with different investment objectives, policies, and restrictions: Colonial-Keyport Growth and Income Fund ("Growth and Income Fund"), Colonial-Keyport Utilities Fund ("Utilities Fund"), Colonial-Keyport International Fund for Growth ("International Fund for Growth"), Colonial-Keyport Strategic Income Fund ("Strategic Income Fund"), Colonial-Keyport U.S. Fund for Growth ("U.S. Fund for Growth"), and Newport-Keyport Tiger Fund ("Tiger Fund") (individually referred to as a "Fund", or collectively referred to as the "Funds"). Each Fund's objective is as follows:

Growth and Income Fund seeks primarily income and capital growth and, secondarily, capital preservation.

Utilities Fund seeks primarily current income and, secondarily, long-term growth.

International Fund for Growth seeks long-term growth.

Strategic Income Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return.

U.S. Fund for Growth seeks growth over time exceeding the S&P 500 Index's performance.

Tiger Fund seeks long-term capital growth.

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life insurance Policies ("VLI Policies") of Keyport Life Insurance Company ("Keyport"), Keyport America Life Insurance Company (formerly Crown America Life Insurance Company) (a wholly-owned subsidiary of Keyport), and the VA contracts of Liberty Life Assurance Company of Boston ("Liberty Life"). The insurance companies and their separate accounts own all the shares of the Funds. Keyport Advisory Services Corp. (the "Manager"), a wholly-owned subsidiary of Keyport, provides investment management, advisory, and administrative services to the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services to each Fund of the Trust, other than the Tiger Fund. Newport Fund Management, Inc. ("Newport") provides sub-advisory services to the Tiger Fund. Colonial also provides pricing and recordkeeping services to the Trust. Keyport Financial Services Corp., a wholly-owned subsidiary of Keyport, serves as the underwriter of the Trust. The Manager, Keyport, Colonial and Newport are indirect wholly-owned subsidiaries of Liberty Financial Companies, Inc. ("Liberty Financial"). Liberty Mutual Insurance Company ("Liberty Mutual") owns approximately 82% of the outstanding voting shares of Liberty Financial. Liberty Life is a wholly-owned subsidiary of Liberty Mutual and Liberty Mutual Fire Insurance Company.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Valuation of Investments--Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued at the latest bid quotation. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service which may employ electronic data processing techniques, including a "matrix" system to determine the valuations. Foreign debt securities are valued at the current bid price furnished by market makers. Foreign equity securities listed on an exchange are valued on the basis of last sale on the date as of which the valuation is made, or lacking any sales, at the current bid prices. Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations. In certain countries, the Fund may hold foreign designated shares. If the foreign share price is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value.

   Federal Income Taxes--The Funds intend to qualify as "regulated investment companies" and as such (and by complying with the applicable provisions of the Internal Revenue Code) will not be subject to Federal income tax on taxable income (including realized capital gains) distributed to shareholders. By making the distributions required under the Internal Revenue Code, the Funds intend to avoid excise tax liability.

   Organization Expenses--Costs incurred in connection with the organization and offering of the Funds are being deferred and amortized over 60 months from the date those Funds commenced business.

   Delayed Delivery Transactions--Growth and Income Fund and Strategic Income Fund may purchase or sell secu-rities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

   Expenses--Most expenses of the Trust can be attributed to a Fund. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

   Other--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuation in exchange rates on gains (losses) between trade and settlement dates on security transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain (losses) from investments. The Funds may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Funds may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Note 2. Fund Share Transactions

Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.

Note 3. Security Transactions

Realized gains (losses) are computed on the identified cost basis for both financial reporting and Federal income tax purposes. At December 31, 1995, Utilities Fund and International Fund for Growth had capital loss carryovers of $4,660,804 and $957,124, respectively, which will expire in or before 2003, if not utilized.

The cost of investments purchased and proceeds from investments sold excluding short-term investments for the year or period ended December 31, 1995, for the Funds were as follows:

                            Growth                   International
                          and Income    Utilities      Fund for
                             Fund         Fund          Growth
                          ----------    ---------   -------------
Cost of investments
  purchased              $50,440,792   $9,423,054     $9,497,260
Proceeds from
  investments sold        42,971,592    7,392,815      7,624,945

                          Strategic
                            Income      U.S. Fund
                             Fund       for Growth     Tiger Fund
                          ----------    ----------   ------------
Cost of investments
  purchased              $71,450,599   $52,348,582    $17,228,179
Proceeds from
  investments sold        77,165,752    32,381,772      1,483,780

Note 4. Distributions to Shareholders

The Funds intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income tax regulations, which may differ from generally accepted accounting principles. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Accordingly, amounts as of December 31, 1995 have been reclassified as follows:

                                        Inter-
                                       national
                           Growth        Fund    Strategic
                         and Income       for      Income       Tiger
                            Fund        Growth      Fund        Fund
                        ------------    -------    -------   ----------
Accumulated net
  investment income       $ 1,227      $  8,597    $(3,639)   $(14,718)
Accumulated net
  realized gain
  (losses) on
  investments              (1,227)        5,228      3,639      14,718
Paid in capital                --       (13,925)        --          --

In all cases net assets were not affected by these changes.

Note 5. Fees and Compensation Paid to Affiliates

   Management and Sub-Advisory Fees--The Funds have management and sub-advisory agreements with the Manager, Colonial and Newport, respectively. For all the Funds, the management fee to be paid to the Manager is computed daily and paid monthly based upon the average daily net assets of the Funds at annual rates as follows:

                                     Annual Rate
                                     as a Percent
                                      of Average
                                        Daily
              Fund                    Net Assets
--------------------------------    --------------
Growth and Income Fund                0.65 of 1%
Utilities Fund                        0.65 of 1%
International Fund for Growth         0.90 of 1%
Strategic Income Fund                 0.65 of 1%
U.S. Fund for Growth                  0.80 of 1%
Tiger Fund                            0.90 of 1%

   The Manager, out of the management fee it receives from the Funds, pays Colonial and Newport a sub-advisory fee based upon the average daily net assets of the Funds at annual rates as follows:

                                     Annual Rate
                                     as a Percent
                                      of Average
                                        Daily
              Fund                    Net Assets
--------------------------------    --------------
Growth and Income Fund                0.45 of 1%
Utilities Fund                        0.45 of 1%
International Fund for Growth         0.70 of 1%
Strategic Income Fund                 0.45 of 1%
U.S. Fund for Growth                  0.60 of 1%
Tiger Fund                            0.70 of 1%

   Bookkeeping Fee--Colonial provides bookkeeping and pricing services to each Fund for $27,000 per year plus rates ranging from 0.035% of the Fund's average daily net assets over $50 million.

   Transfer Agent Fee--Each of the Funds paid Colonial Investment Services, Inc., an affiliate of Colonial, for transfer agent services rendered at an annual rate of $7,500.

   Expense Reimbursement--Through April 30, 1996, the Manager has agreed to reimburse all expenses, including management fees in excess of 1.00% of average daily net assets per annum for all Funds other than International Fund for Growth and Tiger Fund which will be reimbursed for all expenses exceeding 1.75% of average daily net assets. Effective May 1, 1995, the expense limit on Strategic Income Fund changed to 0.80% of average daily net assets until April 30, 1996.

Note 6. Investment in Repurchase Agreements

Each Fund may enter into repurchase agreements and requires the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 7. Fund Substitutions

The Trustees approved the substitution of shares of Colonial Keyport Strategic Income Fund ("CKSIF") for the shares of Managed Income Fund ("MIF") and the shares of the Mortgage Securities Income Fund ("MSIF") for the shares of Colonial Keyport U.S. Government Fund ("CKUSGF") (formerly a series of the Trust). MIF and MSIF are series funds of the SteinRoe Variable Investment Trust. The substitutions occurred on October 13, 1995 as the net asset value of shares totaling $37,220,278 in MIF were substituted for shares in CKSIF. Additionally on this date, the net asset value of shares totaling $25,976,438 in CKUSGF were substituted for shares of MSIF.

                                    Adviser
                       Keyport Advisory Services Corp.
                               125 High Street
                         Boston, Massachusetts 02110

                          Sub-Investment Adviser and
                    Transfer and Dividend Disbursing Agent
                     Colonial Management Associates, Inc.
                             One Financial Center
                       Boston, Massachusetts 02111-2365

                            Sub-Investment Adviser
                           Newport Fund Management
                            580 California Street
                                  Suite 1960
                       San Francisco, California 94104

                                 Distributor
                       Keyport Financial Services Corp.
                               125 High Street
                         Boston, Massachusetts 02110

                               Client Services
                        Keyport Life Insurance Company
                               125 High Street
                         Boston, Massachusetts 02110
                            800-367-3653 (Press 3)

                                  Custodian
                     Boston Safe Deposit & Trust Company
                                One Cabot Road
                         Medford, Massachusetts 02155

                           Independent Accountants
                             Price Waterhouse LLP
                              160 Federal Street
                         Boston, Massachusetts 02110

                                Legal Counsel
                            Bingham, Dana & Gould
                              150 Federal Street
                         Boston, Massachusetts 02110

                                 The Trustees
                              John A. Bacon Jr.
                            Richard R. Christensen
                               Salvatore Macera
                            Dr. Thomas E. Stitzel

This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by Keyport Life Insurance Company, Keyport America Life Insurance Company, or Liberty Life Assurance Company of Boston.
                                12/95 NIM 9.5m